THIRD QUARTER REPORT

JUNE 30, 2012

oakmark.com

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2012 Third Quarter Report

President's Letter	1

Summary Information	2

Commentary on Oakmark and Oakmark Select Funds	4

Oakmark Fund

Letter from the Portfolio Managers	6

Schedule of Investments	8

Oakmark Select Fund

Letter from the Portfolio Managers	12

Schedule of Investments	13

Oakmark Equity and Income Fund

Letter from the Portfolio Managers	15

Schedule of Investments	17

Oakmark Global Fund

Letter from the Portfolio Managers	24

Global Diversification Chart	26

Schedule of Investments	27

Oakmark Global Select Fund

Letter from the Portfolio Managers	32

Global Diversification Chart	34

Schedule of Investments	35

Commentary on Oakmark International and International Small Cap Funds	38

Oakmark International Fund

Letter from the Portfolio Managers	39

Global Diversification Chart	41

Schedule of Investments	42

Oakmark International Small Cap Fund

Letter from the Portfolio Managers	47

Global Diversification Chart	49

Schedule of Investments	50

Oakmark Glossary	58

Trustees and Officers	59

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

President's Letter

Dear Fellow Shareholders,

Markets dropped sharply during the past quarter due to continued economic pressures around the globe. As Europe and the U.S. struggle with serious fiscal challenges and the economic stress that various policy responses will inevitably entail, the slightest news in either region sends the market into tumult. We understand that economic and political issues weigh heavily on the minds of our shareholders. How can individual investors possibly determine which headlines are really worth being concerned about? It feels safer to fall in with the rest of the herd.

The response to this fear has been investors' unprecedented flight from risk. As we've often cited in our letters, this trend is evident in mutual fund industry data. According to a May report from Morningstar, since the beginning of 2009, investors have pulled over $200 billion from U.S. stock funds. That number rises to $1.3 trillion when you include money market funds! Where has this money gone? For the most part, the answer is bond funds—during the same period, Morningstar reports that bond funds have received over $700 billion from investors.

This pendulum swing has significantly affected the markets. Assets that are viewed as the safest choices have paltry yields, reflected in the remarkably low yields of the 10-year U.S. Treasury Bond and, more troublesome, negative yields for inflation-protected securities. The natural companion to low yields is a desperate desire for income, which is driving market valuations for dividend-paying stocks to incredible highs. Investors' appetite for risk is at an all-time low. However, chasing these trends is by no means without risk. Given the choice between locking up 10-year returns below historic levels of inflation and investing in equities with the attributes described by our portfolio managers this quarter, the latter seems to offer the better risk profile. In the meantime, when fear drives market participants away, we have the opportunity to buy what we believe are good investments at great prices for our shareholders.

We understand the temptation to wait for a better day to put money into equities. The challenge is that it is extremely difficult to recognize that day and then to act decisively at precisely the right moment. Market participants are so focused on minimizing the risk of losing money that they ignore the risk of missing an opportunity. Remember, price matters a lot. Risk of loss typically diminishes after prices have fallen, making it the worst time to pull back. A number of academic studies have shown the futility of attempting to time the market, and this includes the costs of failing to be fully invested during upward moves. This is why we often stress the merits of establishing an equity allocation that fits your unique goals, then investing on a regular schedule regardless of the market environment. In our view, the sound path to wealth creation requires regular contributions to savings over time.

Neither we nor anyone else can tell you when markets will turn or when volatility will diminish. We focus on what is predictable: Companies with strong free cash flows, quality managements and stock prices that reflect a discount to their underlying business value offer excellent appreciation potential. When we look at our portfolios today and consider the landscape three to five years out, we like what we see.

Last quarter, we announced that Henry Berghoef will retire from the firm in late July. Please join me in wishing Henry the very best for his next adventures in life. All of us at Harris feel very privileged to have worked with Henry over the past 18 years. Through his roles as Director of Research, as a director of our management team and as a mentor for many fine analysts, he has always exhibited a sharp analytical mind and been a thoughtful business partner.

Thank you for your continued investment and confidence in The Oakmark Funds. We welcome your comments and questions at ContactOakmark@Oakmark.com.

Kristi L. Rowsell
President of The Oakmark Funds
President of Harris Associates L.P.

June 30, 2012

THE OAKMARK FUNDS

Summary Information (Unaudited)

Performance for Period Ended June 30, 2012[1]	Oakmark Fund—Class I (OAKMX)	Oakmark Select Fund—Class I (OAKLX)	Oakmark Equity and Income Fund—Class I (OAKBX)	Oakmark Global Fund—Class I (OAKGX)
3 Months*	-3.46%	-5.35%	-3.49%	-8.00%
1 Year	5.45%	2.73%	-1.04%	-8.08%
Average Annual Total Return for:
3 Year	17.92%	17.86%	9.87%	10.95%
5 Year	2.27%	0.04%	3.75%	-1.97%
10 Year	5.68%	5.18%	7.44%	8.67%
Since inception	12.17% (8/5/91)	11.92% (11/1/96)	10.53% (11/1/95)	9.70% (8/4/99)
Top Five Equity Holdings as of June 30, 2012[2] Company and % of Total Net Assets	Capital One Financial Corp. 2.7% Comcast Corp., Class A 2.5% JPMorgan Chase & Co. 2.5% Oracle Corp. 2.4% eBay, Inc. 2.4	Discovery Communications, Inc., Class C 8.4% Capital One Financial Corp. 5.7% TE Connectivity, Ltd. 5.5% Liberty Interactive Corp., Class A 5.4% Newfield Exploration Co. 5.1%	UnitedHealth Group, Inc. 3.4% Nestle SA 3.3% Diageo PLC 3.0% Philip Morris International, Inc. 3.0% Cenovus Energy, Inc. 3.0%	Oracle Corp. 4.8% Snap-on, Inc. 4.5% Mastercard, Inc., Class A 4.2% Laboratory Corp. of America Holdings 4.1% Daiwa Securities Group, Inc. 3.9%
Sector Allocation as of June 30, 2012 Sector and % of Long-Term Investments at Fair Value	Consumer Discretionary 25.0% Information Technology 24.8% Financials 20.8% Industrials 10.8% Health Care 7.3% Consumer Staples 5.7% Energy 5.6%	Information Technology 33.4% Consumer Discretionary 33.1% Financials 11.0% Energy 9.5% Industrials 4.7% Health Care 4.7% Utilities 3.6%	U.S. Government 21.9%
Industrials 16.5%
Health Care 16.0%
Energy 14.1%
Consumer Staples 11.8%
Consumer
Discretionary 9.2%
Information
Technology 7.5%
Materials 1.1%
Foreign Government
Securities 1.0%
			Financials 0.9%	Information Technology 33.1% Industrials 22.6% Financials 12.7% Consumer Discretionary 12.0% Health Care 7.7% Materials 6.1% Energy 3.1% Consumer Staples 2.7%

The Oakmark International Small Cap Fund

Past Performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Funds does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase with the exception of the Oakmark Fund, Oakmark Select Fund and Oakmark Equity & Income Fund which do not impose a redemption fee. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Period Ended June 30, 2012[1]	Oakmark Global Select Fund—Class I (OAKWX)	Oakmark International Fund—Class I (OAKIX)	Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	-8.74%	-10.14%	-12.26%
1 Year	-5.13%	-13.64%	-12.61%
Average Annual Total Return for:
3 Year	12.79%	10.68%	12.36%
5 Year	0.74%	-2.36%	-3.89%
10 Year	N/A	7.05%	9.16%
Since inception	3.99% (10/2/06)	9.49% (9/30/92)	9.48% (11/1/95)
Top Five Equity Holdings as of June 30, 2012[2] Company and % of Total Net Assets	Comcast Corp., Class A 5.7% Capital One Financial Corp. 5.4% Daiwa Securities Group, Inc. 5.4% Daimler AG 5.3% Adecco SA 5.3%	Daiwa Securities Group, Inc. 3.6% Credit Suisse Group 3.5% BNP Paribas SA 3.4% Toyota Motor Corp. 3.3% Daimler AG, 3.3%	Julius Baer Group, Ltd. 3.7% Hirose Electric Co., Ltd. 3.4% Atea ASA 3.1% Incitec Pivot, Ltd. 2.9% Kansai Paint Co., Ltd. 2.8%
Sector Allocation as of June 30, 2012 Sector and % of Long-Term Investments at Fair Value	Information Technology 27.6% Consumer Discretionary 22.5% Financials 21.9% Industrials 10.9% Consumer Staples 7.5% Health Care 4.9% Energy 4.7%	Financials 28.4% Industrials 20.3% Consumer Discretionary 20.1% Materials 9.9% Information Technology 9.6% Consumer Staples 8.4% Health Care 3.3%	Industrials 27.8% Information Technology 19.4% Consumer Discretionary 19.0% Financials 12.0% Materials 11.3% Consumer Staples 8.0% Health Care 2.3% Energy 0.2%

As of 9/30/11, the expense ratio for Class I shares was 1.04% for Oakmark Fund, 1.07% for Oakmark Select Fund, 0.77% for Oakmark Equity and Income Fund, 1.16% for Oakmark Global Fund, 1.24% for Oakmark Global Select Fund, 1.06% for Oakmark International Fund and 1.38% for Oakmark International Small Cap Fund.

THE OAKMARK FUNDS

OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, as long as intrinsic value growth meets our expectations, we patiently wait for the gap between stock price and intrinsic value to close.

"Big price changes occur when market participants are forced to reevaluate their prejudices, not necessarily because the world changes that much."

Hedge fund manager Colm O'Shea as quoted in Hedge Fund Market Wizards

Being a big fan of Jack Schwager's Wizard series of investment books, I eagerly read his newest book, Hedge Fund Market Wizards, and was not disappointed. In 1992, shortly after we had started the Oakmark Fund, I read Schwager's first book, Market Wizards. Despite having been in the investment business for over a decade at that point, most of my reading had been about other value managers, so I was excited about learning from traders who used completely different investment philosophies than we used at Oakmark. It made me feel my age when many of the managers interviewed in Hedge Fund Market Wizards said how inspirational it was to read Market Wizards when they were in school!

Like Market Wizards, Hedge Fund Market Wizards is a compilation of interviews with highly successful money managers. These managers range from those whose time horizon is measured in minutes to those who hold positions for years; from those who knew they wanted to invest when they were back in grade school to those who still aren't sure investing is their calling; and from those with impeccable academic credentials to those without any degrees. But despite their many differences, their similarities were most striking: good intuitive math skills, intense competitive drive, strong work ethic, well-defined investment philosophy and disciplined risk management. And as in Market Wizards, most every chapter discussed early career struggles followed by the discovery of an investing approach that better fit the individual's personality. I find the Wizard books so thought-provoking because, rather than being just a collection of stories about past investments, they provide insights into how each manager thinks.

The quote at the top of this letter was one of my favorites from this book. As value managers, we often explain that we aren't forecasting a giant change in the fundamentals of companies we invest in, but rather we expect the stock price to increase significantly when investors change how they think about our companies. When we bought Disney, investors were worried about its theme parks; we were focused on the growth of its most valuable asset, ESPN. When we bought eBay, investors were worried about its market share relative to Amazon; we thought PayPal was so valuable that we were getting its Marketplaces business for free. Today we are focused on the growth of Dell's non-PC businesses, whereas investors are worried about declining sales of PCs, a division we don't think we are even paying for. In each case, if we are right, the fundamentals will force investors to reevaluate their prejudices, and we will profit from the repricing of the stock.

Investor prejudice can also cause large sectors of the market to be mispriced. Investors have been taught that large-cap equities tend to be less risky investments than small-cap equities. Big companies generally have longer histories and more diversified businesses that combine to produce less volatile earnings than small companies that are often selling a single product in a single country. That is why large companies have generally been lower risk stocks. But in the late 90s, when small technology companies with excessive valuation premiums displaced big businesses from the large-cap universe, investors who thought large caps were low risk got a double whammy—large-cap stocks' earnings and P/E3 multiples both declined sharply. The belief that large cap implied low risk was a prejudice that needed to be reevaluated—lower risk came from the size of the business, not the size of its market cap. The world didn't change that drastically in 2000, but stock prices did, as investors had to adjust their beliefs. We think that adjustment has gone too far because today large businesses tend to be priced at a discount.

Last month I attended the Morningstar mutual fund conference in Chicago and had a chance to catch up with many of the advisors who have recommended our Funds. A comment many of them made was that they believed long-term bonds were way overpriced, yet they felt forced to own them to lower the risk in their clients' portfolios. In our finance courses, we all learned that bonds are less risky than stocks. Their returns, if held to maturity, are certain, whereas equity returns remain uncertain regardless of the holding period. But just like we had relatively little history of large-cap stocks that weren't large businesses, we have relatively little history of bond yields being so close to zero. And when valuations are at extremes, as we believe bonds are today, historical price volatility might not shed much light on future risk.

The 30-year U.S. Treasury Bond today yields about 2.7%. Just 10 years ago, its yield was 5.8%. If five years from now the yield simply returned to its level of a decade ago (and just in case you think I'm cherry picking, over the past 25 years it has averaged a 7.5% yield and at the low in 1981

OAKMARK AND OAKMARK SELECT FUNDS

was twice that), bond investors would suffer a meaningful loss of capital. The principal of the bond would decline by 43%, which would swamp the 14% interest income received over five years, leaving a total loss of 29%. That's a high price to pay for reducing a portfolio's risk level.

Contrast that to the S&P 5004, which yields just a fraction of a percent less than the bond and we expect will grow earnings at about 6% per year for the next five years. If that growth rate is achieved, the current P/E multiple of 12.9 times would have to fall to 10 times for the S&P price to stay unchanged. The P/E would have to fall to about 7 times to match the loss that the bond investor would sustain if yields reverted to their decade ago level. With a historical average P/E of about 15 times, a 7 times multiple seems like quite an outlier.

That's just a quantitative way to say that we believe valuation levels today trump the historical analysis of stock and bond volatility. We believe that investors who are trying to reduce risk by selling stocks and buying bonds are probably increasing their risk of losing money. Investors have developed a prejudice about riskiness of asset classes that ignores valuation levels. Prices of stocks and bonds will need to change if investors are forced to reevaluate that prejudice.

I think equity investors are making the same mistake today when they look to the alleged safety of high-yield stocks. Mike Goldstein of Empirical Research Partners has a graph showing that, over the past 60 years, the 100 highest yielding stocks in the S&P 500 have on average sold at about three-quarters of the S&P 500 P/E multiple. The high yielders are typically more mature, slower growth businesses that deserve to sell at a discount P/E. Effectively, a high yield (D/P) is just the inverse of a low price-to-dividend ratio (P/D), a cheapness measure similar to a low price-to-earnings or low price-to-book ratio. Historically, high-yield stocks have been cheap stocks.

Today's high-yield stocks are quite a different story. The 100 highest yielders in the S&P 500 have a much higher yield than the index—4.1% vs. 2.5%. The S&P 500 today sells at 12.9 times expected 2012 earnings. If the high yielders sold at their 60-year average discount, they would be priced at less than 10 times earnings. Instead, today's top 100 yielding stocks sell at 13.9 times expected earnings, more than a 40% relative premium to their historic average. The only reason they yield more than the rest of the S&P is that they pay out so much more of their income—57% vs. 32%.

Another statistic courtesy of Mike Goldstein is that utility stocks, a high-yield group I call the most bond-like of all stocks, today sell for almost the same P/E multiple as the S&P 500. Since 1970, their average P/E multiple has been about two-thirds of the S&P, and 90% of the time utility stocks have sold at a larger discount than they do today. We believe that investors who are now stretching to get more income from their equity investments are making the same mistake as bond investors—they are ignoring valuation and instead have a misplaced prejudice that high yields will protect them against loss.

At Oakmark, we aren't avoiding stocks because they have above-average yields, but our expectation is that a high yielder is more likely to be fully priced. We like companies that return capital to shareholders, rather than just accumulate their excess cash. But unlike the bias of many of today's investors, we are just as happy to see that capital returned through share repurchase as through a large dividend payout. The result of a share repurchase is the same as if the company paid us a dividend and we used it to buy more shares. It's actually a little better because it defers income tax. Perhaps if the scheduled 2013 tax changes actually become law and dividends are again taxed at a premium to long-term capital gains, investors will become more interested in companies that repurchase their own shares. The world wouldn't have to change that much for high-payout companies to lose their luster.

William C. Nygren, CFA
Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

June 30, 2012

OAKMARK AND OAKMARK SELECT FUNDS

OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (6/30/12) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX4 (UNAUDITED)

		Average Annual Total Returns
		(as of 6/30/12)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	-3.46%	5.45%	2.27%	5.68%	12.17%
S&P 500 Index	-2.75%	5.45%	0.22%	5.33%	8.41%
Dow Jones Industrial Average[5]	-1.85%	6.63%	2.00%	6.02%	9.79%
Lipper Large-Cap Value Fund Index[6]	-3.71%	-0.19%	-2.20%	4.33%	7.76%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.04%.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund decreased slightly more than 3% last quarter, a fraction of a percent more than the S&P 500 lost. The loss reduced our return for the calendar year to 10%, slightly above the 9% gain for the S&P 500. The best performing sector of the S&P last quarter was utilities, including electric, gas and telecom. Despite the down market, income-hungry investors pushed those stocks up an average of 10%. As discussed in the Commentary on the Oakmark and Oakmark Select Funds, we think dividend-paying utilities are unattractively priced and therefore have no investments in them.

Our strongest holdings for the quarter, each up more than 10%, were eBay, Wal-Mart and Disney. All three reported very good earnings and positive outlooks for the year. On the downside, four stocks lost more than 20%—Cisco (which we sold), Dell, Goldman Sachs and JP Morgan. Dell investors seem to be focused more on its deteriorating PC business than on the growth of its more valuable non-PC businesses. Financial stocks were weak in general, but JP Morgan captured the brunt of investors' selling, due to the company's announcement of an unusual trading loss. We believe investors grossly overreacted to this news. Trading is a "win some, lose some" business and, despite this significant loss, JP Morgan still wins much more often than it loses.

During the quarter, we eliminated our positions in Allstate, Cisco, Encana, H&R Block and Tyco. Tyco was a strong performer over the past year and was approaching our sell target, whereas many attractive stocks were well beneath our buy targets. The other sales were all due to varying degrees of fundamental disappointment. We initiated three new positions, which are described below.

American International Group (AIG-$32)

AIG is a large insurance company operating in both property and casualty (Chartis) and life (SunAmerica). It is a poster child of the financial crisis, having required over $180 billion in government aid, and the government still owns over half of its outstanding shares. While the rescue measures still dampen its current valuation, we believe AIG has made remarkable progress under the leadership of CEO Robert Benmosche. The government loans have been completely repaid, and the stock currently trades above the government's breakeven point of $29. Two years ago, we found it almost impossible to estimate the value of AIG's equity. The analysis involved guessing at proceeds from sales of businesses and valuing large, opaque, levered loan portfolios. Today the analysis is the same as it would be for any insurer: What is its future earnings outlook? How good are its reserves? How will its capital be invested? Chartis went through a difficult period of writing unprofitable business just to grow revenues. That has stopped, and we believe that for the past

OAKMARK FUND

several years Chartis has focused on only writing profitable business even if growth suffers. Reserves have been boosted to a level that we think is consistent with other high-quality insurers. Capital is being invested primarily in share repurchase—with AIG selling at just over half of book, this is nicely accretive to the company's per-share book value. We believe that AIG should earn over $3 per share this year and is on track to earn in excess of $5 per share within a few years. We believe that AIG is priced as if its future looks like its past. We expect the current discount to other insurers will diminish as the memory of the financial crisis fades.

AON PLC (AON-$47)

As one of only three insurance brokers with a global platform, AON's market position should allow the company to directly benefit from global economic growth. AON stock surpassed $50 in 2007 when it earned just over $2 per share. In 2012, after a restructuring that improved margins, AON is expected to earn over $4 per share after adding back goodwill amortization from recent acquisitions. Despite the growth in earnings and the potential for further margin improvement, the stock has been stagnant. As a result, the P/E3 ratio for AON has fallen from 25 times in 2007 to 11 times now, slightly less than the P/E ratio for the S&P 500. Unlike the insurance business, insurance brokerage is not capital intensive. Therefore, we believe AON has the ability to return most of its earnings to shareholders through share repurchases and dividends. An additional feature we value is AON's potential to generate meaningful interest income. AON, as a fiduciary, holds its clients' capital for a short period of time before it is turned over to the insurance companies. With today's low short-term interest rates, there is little opportunity to generate returns on that capital. We don't believe short-term rates will stay low forever and like getting the option for more rapid earnings growth when rates increase.

Devon Energy (DVN-$58)

Devon is a North American oil and natural gas exploration and production company. The stock has been a poor performer, down from a high of $94 last year and an all-time high of $127 in 2008. With nearly 60% of its reserves in natural gas, Devon is widely perceived to be a gas company, and its stock price has traded down with natural gas prices. However, 80% of Devon's revenues and over 80% of our business value estimate stem from the company's oil and liquids business. Based on our estimates, the stock is now trading at just over half of its 2013 asset value. And we are not assuming any oil price recovery in our numbers. An additional reason we are attracted to Devon is the way management allocates capital. It seems that most oil and gas managements have a "bigger is better" mentality. Devon instead focuses on per-share value. In the past two years, Devon has used excess cash to reduce its share base by 10%. Selling at less than 10x expected earnings, at half of estimated asset value, and with a history of repurchasing its shares, we are pleased to add Devon to our portfolio.

William C. Nygren, CFA Portfolio Manager oakmx@oakmark.com	Kevin G. Grant, CFA Portfolio Manager oakmx@oakmark.com

June 30, 2012

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—June 30, 2012 (Unaudited)

Name	Shares Held	Value
Common Stocks—95.1%
Advertising—2.1%
Omnicom Group, Inc.	2,676,254	$130,065,944
Aerospace & Defense—2.4%
Northrop Grumman Corp.	1,330,000	84,840,700
The Boeing Co.	798,000	59,291,400
		144,132,100
Air Freight & Logistics—2.3%
FedEx Corp.	1,555,000	142,453,550
Asset Management & Custody Banks—5.0%
State Street Corp.	2,490,000	111,153,600
Franklin Resources, Inc.	925,000	102,665,750
Bank of New York Mellon Corp.	4,159,630	91,303,878
		305,123,228
Auto Parts & Equipment—1.1%
Delphi Automotive PLC (a) (b)	2,700,000	68,850,000
Broadcasting—2.2%
Discovery Communications, Inc., Class C (a)	2,660,140	133,246,413
Cable & Satellite—4.3%
Comcast Corp., Class A	4,940,000	155,116,000
DIRECTV, Class A (a)	2,264,155	110,536,047
		265,652,047
Catalog Retail—1.9%
Liberty Interactive Corp., Class A (a)	6,405,000	113,944,950
Computer & Electronics Retail—1.6%
Best Buy Co., Inc.	4,740,000	99,350,400
Computer Hardware—4.0%
Apple, Inc. (a)	230,000	134,320,000
Dell, Inc. (a)	9,080,000	113,681,600
		248,001,600
Consumer Finance—2.7%
Capital One Financial Corp.	2,979,800	162,875,868
Data Processing & Outsourced Services—3.3%
MasterCard, Inc., Class A	299,000	128,602,890
Automatic Data Processing, Inc.	1,375,000	76,532,500
		205,135,390

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—95.1% (cont.)
Department Stores—1.3%
Kohl's Corp.	1,741,900	$79,239,031
Distillers & Vintners—1.3%
Diageo PLC (c)	759,900	78,322,893
Diversified Banks—2.3%
Wells Fargo & Co.	4,165,000	139,277,600
Electronic Manufacturing Services—2.3%
TE Connectivity, Ltd. (b)	4,335,644	138,350,400
Health Care Equipment—5.0%
Medtronic, Inc.	3,670,000	142,139,100
Covidien PLC (b)	1,985,000	106,197,500
Baxter International, Inc.	1,103,000	58,624,450
		306,961,050
Home Improvement Retail—2.0%
The Home Depot, Inc.	2,356,500	124,870,935
Hypermarkets & Super Centers—1.6%
Wal-Mart Stores, Inc.	1,415,000	98,653,800
Industrial Conglomerates—1.9%
3M Co.	1,273,000	114,060,800
Industrial Machinery—3.8%
Illinois Tool Works, Inc.	2,385,000	126,142,650
Parker Hannifin Corp.	1,350,000	103,788,000
		229,930,650
Insurance Brokers—1.0%
Aon PLC (b)	1,300,000	60,814,000
Integrated Oil & Gas—3.9%
Exxon Mobil Corp.	1,545,000	132,205,650
Cenovus Energy, Inc. (b)	3,450,000	109,710,000
		241,915,650
Internet Software & Services—4.0%
eBay, Inc. (a)	3,500,000	147,035,000
Google, Inc., Class A (a)	170,000	98,611,900
		245,646,900

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—95.1% (cont.)
Investment Banking & Brokerage—1.6%
The Goldman Sachs Group, Inc.	1,050,000	$100,653,000
Life & Health Insurance—1.7%
Aflac, Inc.	2,500,000	106,475,000
Motorcycle Manufacturers—0.8%
Harley-Davidson, Inc.	1,102,000	50,394,460
Movies & Entertainment—5.4%
Time Warner, Inc.	3,492,566	134,463,791
The Walt Disney Co.	2,056,300	99,730,550
Viacom, Inc., Class B	2,029,745	95,438,610
		329,632,951
Multi-line Insurance—1.1%
American International Group, Inc. (a)	2,100,000	67,389,000
Oil & Gas Exploration & Production—1.3%
Devon Energy Corp.	1,400,000	81,186,000
Other Diversified Financial Services—4.4%
JPMorgan Chase & Co.	4,255,000	152,031,150
Bank of America Corp.	14,500,000	118,610,000
		270,641,150
Packaged Foods & Meats—2.5%
Unilever PLC (c)	3,530,000	119,066,900
H.J. Heinz Co.	650,000	35,347,000
		154,413,900
Pharmaceuticals—2.0%
Merck & Co., Inc.	2,886,535	120,512,837
Restaurants—1.0%
McDonald's Corp.	699,000	61,882,470
Semiconductor Equipment—1.3%
Applied Materials, Inc.	7,160,000	82,053,600
Semiconductors—4.3%
Intel Corp.	5,045,000	134,449,250
Texas Instruments, Inc.	4,395,000	126,092,550
		260,541,800

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—95.1% (cont.)
Systems Software—4.4%
Oracle Corp.	5,000,000	$148,500,000
Microsoft Corp.	3,970,000	121,442,300
		269,942,300
Total Common Stocks (Cost: $4,345,805,894)		$5,832,593,667
Short Term Investment—4.7%
Repurchase Agreement—4.7%
Fixed Income Clearing Corp. Repurchase
Agreement, 0.1% dated 6/29/2012 due 7/2/2012,
repurchase price $289,872,758, collateralized by
a Federal Home Loan Mortgage Corp. Bond, with
a rate of 4.750%, with a maturity of 11/17/2015, and
with a fair value plus accrued interest of $7,342,875,
and by a Federal National Mortgage Association Bond,
with a rate of 4.375%, with a maturity of 10/15/2015,
and with a fair value plus accrued interest
of $117,570,488, and by a United States Treasury Bond,
with a rate of 4.500%, with a maturity of 11/15/2015,
and with a fair value plus accrued interest
of $170,758,950 (Cost: $289,870,342)	$289,870,342	289,870,342
Total Short Term Investment (Cost: $289,870,342)		$289,870,342
Total Investments (Cost: $4,635,676,236)—99.8%		6,122,464,009
Foreign Currencies (Cost: $633,680)—0.0% (d)		633,680
Other Assets In Excess of Liabilities—0.2%		9,786,584
Total Net Assets—100%		$6,132,884,273

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Sponsored American Depositary Receipt

(d)  Amount rounds to less than 0.1%.

OAKMARK FUND

OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (6/30/12) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX4 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/12)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	-5.35%	2.73%	0.04%	5.18%	11.92%
S&P 500 Index	-2.75%	5.45%	0.22%	5.33%	6.20%
Lipper Multi-Cap Value Fund Index[7]	-4.69%	-2.36%	-2.87%	4.68%	5.88%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.07%.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund decreased in value by 5% last quarter, reducing our calendar year-to-date return to 9%. The S&P 500 lost 3% in the quarter, but matched our calendar year-to-date gain of 9%.

Our best performer, eBay, gained 14% as investors reacted favorably to strong results in both its PayPal and Marketplaces divisions. That success was more than offset by five holdings that lost more than eBay gained—Dell, JP Morgan, Newfield Exploration, Texas Instruments and TRW. Dell and JP Morgan had company-specific issues—declining PC sales and a hedge gone awry—that we believe investors overreacted to. Newfield, TI and TRW are each economically sensitive and suffered as investors' fear of a double dip grew. We believe each is financially strong and undervalued whether or not the economy weakens this year.

During the quarter, we eliminated our position in H&R Block and replaced it with BMC Software. We had owned Block in the Fund since 2000, and its price roughly doubled during a period when the price of the S&P was basically unchanged. Despite a good point-to-point return, we could have made more money had we sold Block after two years. Expectations that one of several new CEOs could eliminate the recurring operational shortfalls in the tax preparation business proved optimistic and losses in sub-prime mortgages prevented business value from growing as we expected.

Our newest addition, BMC Software, is a leading provider of enterprise service management software. The need for BMC's products, which allow IT programs to function smoothly on a broad array of devices, grows as the number of devices grows. As one BMC manager told us, "The worst day, nowadays, for an IT manager is when his CEO gets a new iPad." In addition to liking BMC's products, we liked the company's aggressive share repurchases and its valuation, which is much lower than the multiple of sales at which many similar companies have been acquired. After our purchase, we were pleased to see a large stake purchased by activist investor Elliott Associates, which shares our view that BMC is undervalued.

This will be the last report that shows Henry as a portfolio manager of Oakmark Select, as he is retiring at the end of July. As shareholders, we all owe Henry a debt of gratitude for his contributions to the Fund's performance. We are fortunate to have in our research department several strong candidates for joining me as a manager of the Fund. We expect to announce our selection before calendar year end.

William C. Nygren, CFA Portfolio Manager oaklx@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager oaklx@oakmark.com

June 30, 2012

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—June 30, 2012 (Unaudited)

Name	Shares Held	Value
Common Stocks—96.0%
Air Freight & Logistics—4.5%
FedEx Corp.	1,450,000	$132,834,500
Auto Parts & Equipment—4.0%
TRW Automotive Holdings Corp. (a)	3,200,000	117,632,000
Broadcasting—8.4%
Discovery Communications, Inc., Class C (a)	4,909,500	245,916,855
Cable & Satellite—9.3%
Comcast Corp., Class A	4,750,000	149,150,000
DIRECTV, Class A (a)	2,547,949	124,390,870
		273,540,870
Catalog Retail—5.4%
Liberty Interactive Corp., Class A (a)	9,000,000	160,110,000
Computer Hardware—3.8%
Dell, Inc. (a)	9,013,000	112,842,760
Consumer Finance—5.7%
Capital One Financial Corp.	3,050,000	166,713,000
Data Processing & Outsourced Services—4.6%
MasterCard, Inc., Class A	315,000	135,484,650
Electronic Manufacturing Services—5.5%
TE Connectivity, Ltd. (b)	5,043,938	160,952,062
Health Care Equipment—4.5%
Medtronic, Inc.	3,400,000	131,682,000
Independent Power Producers & Energy Traders—3.5%
Calpine Corp. (a)	6,254,404	103,260,210
Integrated Oil & Gas—4.0%
Cenovus Energy, Inc. (b)	3,734,800	118,766,640
Internet Software & Services—5.0%
eBay, Inc. (a)	3,500,000	147,035,000
Movies & Entertainment—4.7%
Time Warner, Inc.	3,560,666	137,085,641

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—96.0% (cont.)
Oil & Gas Exploration & Production—5.1%
Newfield Exploration Co. (a)	5,119,534	$150,053,542
Other Diversified Financial Services—4.9%
JPMorgan Chase & Co.	4,000,000	142,920,000
Semiconductors—8.7%
Intel Corp.	5,297,000	141,165,050
Texas Instruments, Inc.	4,050,000	116,194,500
		257,359,550
Systems Software—4.4%
BMC Software, Inc. (a)	3,000,000	128,040,000
Total Common Stocks (Cost: $1,975,522,517)		$2,822,229,280
Short Term Investment—3.9%
Repurchase Agreement—3.9%
Fixed Income Clearing Corp. Repurchase Agreement, 0.1% dated 6/29/2012 due 7/2/2012, repurchase price $114,380,136 collateralized by Federal National Mortgage Association Bonds, with rates from 2.000% - 4.375%, with maturities from 8/18/2015 - 10/15/2015, and with an aggregate fair value plus accrued interest of $116,668,813 (Cost: $114,379,183)	$114,379,183	114,379,183
Total Short Term Investment (Cost: $114,379,183)		$114,379,183
Total Investments (Cost: $2,089,901,700)—99.9%		2,936,608,463
Foreign Currencies (Cost: $685,991)—0.0% (c)		685,991
Other Assets In Excess of Liabilities—0.1%		2,049,560
Total Net Assets—100%		$2,939,344,014

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Amount rounds to less than 0.1%.

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor, Portfolio Manager

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/12) AS COMPARED TO THE LIPPER BALANCED FUND INDEX8 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/12)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	-3.49%	-1.04%	3.75%	7.44%	10.53%
Lipper Balanced Fund Index	-1.98%	1.77%	1.81%	5.37%	6.39%
S&P 500 Index[4]	-2.75%	5.45%	0.22%	5.33%	7.15%
Barclays Capital U.S. Govt./Credit Bond Index[9]	2.56%	8.78%	6.90%	5.79%	6.23%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 0.77%.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

For the third consecutive year, deteriorating European economic conditions have spurred a stock market correction and a concomitant bond market rally. The result for the Equity and Income Fund in the quarter was a disappointing 3% loss, which contrasts to a 2% loss for the Lipper Balanced Fund Index, the Fund's performance benchmark. For the calendar six months, the returns are still positive: 4% for the Fund and 6% for the Lipper Index. Finally, for the fiscal year's nine months, the return to the Fund was 13%, while the Lipper Index also returned 13%. The annualized compound rate of return since the Fund's inception in 1995 is 11%, while the corresponding return to the Lipper Index is 6%.

Scripps Networks Interactive Class A led the contributors' list for the quarter, followed by Diageo, TJX, C.R. Bard and Encana. The largest detractors were Cimarex Energy, Texas Instruments, Cenovus Energy, Dover and Rockwell Automation. For the second consecutive quarter, the detractors list is heavy with energy industry names. This largely reflects the oversupply situation that shale drilling has created in the North American natural gas market. Fears about the economic cycle caused a drop in oil prices during the June quarter, which also contributed to the energy sector's negative results. Detractors from return for the calendar six months were Walter Energy, Patterson-UTI Energy, Varian, Staples and Dover. The largest contributors to portfolio return were TJX, Diageo, United Health Group, Scripps Networks Interactive and Flowserve. Finally, for the Fund's fiscal year to date, the largest contributors were Diageo, Philip Morris International, Flowserve, TJX and United Health Group. Detractors for the nine months were Walter Energy, Staples, Hospira, Lear and Patterson-UTI Energy.

Transaction Activity

Despite considerable market volatility and a moderate amount of trading, the Fund's overall asset allocation changed little in the June quarter. I initiated four new equity positions and eliminated four holdings. Beginning with the sales, in last quarter's report I noted that long-term Fund holding Pentair had risen in price after entering into a merger agreement with a division of Tyco. After a careful review of this transaction, I eliminated the holding, believing that the increase in the share price after this announcement reduced the valuation discount to uninteresting levels. I sold Ultra Petroleum in order to harvest a tax loss. Ultra is a good company, but one that is very exposed to the natural gas oversupply situation. I redeployed the proceeds into what I believe are better positioned energy concerns. I sold Pepsico after concluding that management's strategy to increase shareholder value was insufficiently compelling. Finally, I eliminated the small Xylem holding that the Fund received when ITT broke into three parts.

OAKMARK EQUITY AND INCOME FUND

The four new purchases are Baker Hughes, Blount International, Devon Energy and FedEx. Baker Hughes is one of only four global oil service companies. Over time, this industry benefits from the fact that incremental hydrocarbon reserves require increasing service intensity to develop. In the short term, however, the recent increase in North American natural gas production has caused an oversupply of gas, and this has caused exploration and production companies to reduce their drilling. We believe that this oversupply is temporary and that Baker Hughes will again be a beneficiary of positive secular trends in its industry. Blount is the global leader in the production of cutting chain for chainsaws. This is a classic "razor blade business," as professional loggers need to replace their chains every 5-10 days. International sales, especially to emerging markets, are a large percentage of the total. Devon Energy is another exploration and production company, the stock of which has suffered because of declining commodity prices. We find it interesting that the financial press often characterizes Devon as a natural gas "play," even though most of the company's revenues come from liquids. Over the past three years, the stock has declined in price despite Devon's significant growth in proved and probable reserves, as well as material debt reduction. Devon's management understands capital allocation to be a paramount responsibility and has demonstrated this through savvy asset sales and purchases, and by accessing foreign capital through joint ventures. Turning to FedEx, our investment thesis is that the market undervalues the stock because of management's extremely long-term investing horizon. FedEx continues to build out its domestic ground system and its Pacific parcel network. As shipping density improves over time, profit margins should increase meaningfully.

Mass Market Financial Masochism

Gillian Tett, columnist for the Financial Times newspaper, has coined the phrase above to describe the actions of American bond market investors. Ms. Tett uses "financial masochism" to differentiate from "financial repression [which] occurs when governments engineer a situation in which investors feel compelled to buy bonds at unfavorable rates, i.e., below the prevailing rate of inflation, thus helping to reduce national debt." She argues that, in America, "investors are gobbling up government debt at unfavorable rates without needing to be repressed at all...Anybody buying Treasuries, in other words, is essentially agreeing to subsidize the U.S. government in coming years—unless you believe that deep deflation looms. Call it, if you like, a form of 'voluntary repression'; either way, it will almost certainly end up helping the U.S. state, to the detriment of investors."10 Or, as Princeton professor Burton Malkiel has written, "The current era of financial repression may well lead once again to the euthanasia of the bondholding class."11

Of course, many commentators have also noted that extremely low interest rates on U.S. Treasury debt have been critical for holding the fiscal deficit down, even as the outstanding debt total continues to rise. Although altruism may be causing some investors to be purchasing Treasury notes at these rates, we believe that most Treasury purchasers today are not so charitable, but have instead entered into what Longleaf Partners portfolio manager Staley Cates terms a "flight-to-safety bubble."

As value investors with an income objective, we find the current environment to be awkward. We have previously noted that we find income to be overpriced in the securities markets, and that continues to be our overall impression. Someone looking at the Equity and Income portfolio for the first time will observe a low fixed-income duration (1.7 years) and a 70% equity allocation and surmise that the Fund is positioned with an explicit forecast for higher interest rates. Although that is how we would position the Fund if we had an explicit interest rate forecast for higher rates, we do not actually think about investing the portfolio in that manner. Instead, our thought process is to move the portfolio away from the asset class with the greatest long-term risk (currently bonds) and toward the asset class with the higher risk-adjusted expected return (currently equities). For the moment, equities continue to show meaningfully greater daily price volatility than bonds, but this volatility is not the same as risk of permanent capital loss. The equities in which the Fund is invested are underpriced in the market, and they continue to grow their intrinsic value per share. A bond cannot do that. So, while we do not explicitly forecast higher interest rates, we do believe that high-quality bonds offer minimal value to investors today. We have no idea when interest rates will return to historically typical levels, so we must counsel patience.

Closing with another quote from Professor Malkiel, "Today 'death of equities' talk is equally widespread [as in the 1970's]. No one can tell when global equity markets will shake off the intractable pessimism that characterizes investors. But I would submit that equity investments in today's market environment entail less risk than the 'haven' bond investments favored by so many investors." Well said.

Clyde S. McGregor, CFA Portfolio Manager oakbx@oakmark.com

June 30, 2012

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2012 (Unaudited)

Name	Shares Held	Value
Common Stocks—70.1%
Aerospace & Defense—4.7%
General Dynamics Corp.	8,335,000	$549,776,600
Northrop Grumman Corp.	4,312,500	275,094,375
Teledyne Technologies, Inc. (a)	1,097,314	67,649,408
		892,520,383
Air Freight & Logistics—1.1%
FedEx Corp.	2,210,000	202,458,100
Apparel Retail—2.2%
The TJX Cos., Inc.	7,628,800	327,504,384
Foot Locker, Inc.	3,000,000	91,740,000
		419,244,384
Apparel, Accessories & Luxury Goods—0.6%
Carter's, Inc. (a)	2,324,000	122,242,400
Auto Parts & Equipment—0.9%
Lear Corp.	4,637,454	174,971,139
Broadcasting—2.0%
Scripps Networks Interactive, Inc., Class A	6,500,000	369,590,000
Catalog Retail—0.2%
HSN, Inc.	1,036,796	41,834,719
Communications Equipment—0.4%
Arris Group, Inc. (a)	4,785,400	66,564,914
Data Processing & Outsourced Services—3.0%
MasterCard, Inc., Class A	959,358	412,629,469
Broadridge Financial Solutions, Inc.	6,900,000	146,763,000
		559,392,469
Distillers & Vintners—3.0%
Diageo PLC (b)	5,559,100	572,976,437
Diversified Metals & Mining—0.9%
Walter Energy, Inc.	4,038,200	178,326,912
Drug Retail—1.5%
CVS Caremark Corp.	6,000,000	280,380,000
Electrical Components & Equipment—1.7%
Rockwell Automation Inc.	4,842,401	319,889,010

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—70.1% (cont.)
Electronic Manufacturing Services—1.1%
TE Connectivity, Ltd. (c)	6,397,500	$204,144,225
Environmental & Facilities Services—1.0%
Republic Services, Inc.	7,174,500	189,837,270
Health Care Distributors—0.1%
PharMerica Corp. (a)	1,710,000	18,673,200
Health Care Equipment—4.6%
Varian Medical Systems, Inc. (a)	5,700,000	346,389,000
CR Bard, Inc.	2,777,241	298,386,773
Boston Scientific Corp. (a)	32,973,900	186,962,013
Steris Corp.	795,100	24,942,287
		856,680,073
Health Care Facilities—0.3%
VCA Antech, Inc. (a)	2,708,466	59,532,083
Health Care Services—5.0%
Laboratory Corp. of America Holdings (a)	4,513,300	417,976,713
Quest Diagnostics, Inc.	5,912,000	354,128,800
Omnicare, Inc.	5,154,500	160,975,035
		933,080,548
Home Furnishings—1.5%
Mohawk Industries, Inc. (a)	2,203,001	153,835,560
Leggett & Platt, Inc.	5,861,738	123,858,524
		277,694,084
Industrial Machinery—6.7%
Dover Corp.	8,075,500	432,927,555
Flowserve Corp.	3,639,184	417,596,364
Parker Hannifin Corp.	3,289,185	252,872,543
Illinois Tool Works, Inc.	2,813,600	148,811,304
Blount International, Inc. (a)	600,000	8,790,000
		1,260,997,766
Integrated Oil & Gas—3.0%
Cenovus Energy, Inc. (c)	17,749,100	564,421,380
Internet Software & Services—0.8%
eBay, Inc. (a)	3,730,513	156,718,851
Investment Banking & Brokerage—0.5%
TD Ameritrade Holding Corp.	5,460,500	92,828,500

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—70.1% (cont.)
Managed Health Care—3.4%
UnitedHealth Group, Inc.	11,033,500	$645,459,750
Office Services & Supplies—0.0% (d)
Mine Safety Appliances Co.	118,863	4,783,047
Oil & Gas Drilling—0.6%
Patterson-UTI Energy, Inc.	7,489,201	109,042,766
Oil & Gas Equipment & Services—1.2%
Baker Hughes, Inc.	5,324,500	218,836,950
Oil & Gas Exploration & Production—8.1%
Apache Corp.	4,450,000	391,110,500
Encana Corp. (c)	16,572,600	345,207,258
Cimarex Energy Co.	4,165,500	229,602,360
Devon Energy Corp.	3,920,500	227,349,795
Range Resources Corp.	3,296,000	203,923,520
Concho Resources, Inc. (a)	1,501,200	127,782,144
		1,524,975,577
Packaged Foods & Meats—3.3%
Nestle SA (b) (e)	10,390,500	619,065,990
Pharmaceuticals—1.1%
Hospira, Inc. (a)	5,715,500	199,928,190
Semiconductors—1.7%
Texas Instruments, Inc.	10,973,507	314,829,916
Specialty Stores—0.9%
Staples, Inc.	12,599,000	164,416,950
Tobacco—3.0%
Philip Morris International, Inc.	6,506,000	567,713,560
Total Equities (Cost: $10,334,710,569)		$13,184,051,543
Fixed Income—22.4%
Asset Backed Securities—0.1%
Specialty Stores—0.1%
Cabela's Master Credit Card Trust, 144A, 0.792%, due 10/15/2019, Series 2011-4A, Class A2 (f) (g)	$11,450,000	$11,484,151

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—22.4% (cont.)
Corporate Bonds—1.1%
Casinos & Gaming—0.1%
Penn National Gaming, Inc., 8.75%, due 8/15/2019		$10,000,000	$11,075,000
Ameristar Casinos, Inc., 7.50%, due 4/15/2021		2,000,000	2,140,000
			13,215,000
Catalog Retail—0.0% (d)
HSN, Inc., 11.25%, due 8/1/2016		880,000	935,009
Health Care Equipment—0.3%
Kinetic Concepts, Inc., 144A, 10.50%, due 11/1/2018 (g)		48,080,000	50,484,000
Kinetic Concepts, Inc., 144A, 12.50%, due 11/1/2019 (g)		14,400,000	13,032,000
			63,516,000
Movies & Entertainment—0.0% (d)
Ticketmaster Entertainment LLC, 10.75%, due 8/1/2016		5,000,000	5,300,000
Oil & Gas Exploration & Production—0.2%
Denbury Resources, Inc., 9.75%, due 3/1/2016		18,101,000	19,888,474
Concho Resources, Inc., 5.50%, due 10/1/2022		7,000,000	6,930,000
Encore Acquisition Co., 9.50%, due 5/1/2016		2,550,000	2,785,875
			29,604,349
Other Diversified Financial Services—0.3%
SSIF Nevada, LP, 144A, 1.167%, due 4/14/2014 (f) (g)		55,100,000	54,730,610
Packaged Foods & Meats—0.0% (d)
Post Holdings, Inc., 144A, 7.375%, due 2/15/2022 (g)		1,000,000	1,055,000
Paper Packaging—0.1%
Sealed Air Corp., 144A, 5.625%, due 7/15/2013 (g)		18,740,000	19,349,050
Property & Casualty Insurance—0.0% (d)
OneBeacon US Holdings, Inc., 5.875%, due 5/15/2013		3,589,000	3,691,462
Semiconductor Equipment—0.1%
ASML Holding NV, 5.75%, due 6/13/2017	EUR	9,660,000	13,755,257
Total Corporate Bonds (Cost: $197,811,415)			$205,151,737
Government and Agency Securities—21.2%
Canadian Government Bonds—0.8%
Canadian Government Bond, 1.50%, due 12/1/2012	CAD	100,000,000	$98,415,677
Canadian Government Bond, 4.25%, due 12/1/2021, Inflation Indexed	CAD	36,768,000	51,160,644
			149,576,321

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—22.4% (cont.)
Norwegian Government Bonds—0.1%
Norwegian Government Bond, 6.50%, due 5/15/2013	NOK	150,000,000	$26,282,434
U.S. Government Agencies—0.3%
Federal National Mortgage Association, 3.97%, due 11/27/2019		$32,000,000	32,411,360
Federal National Mortgage Association, 1.07%, due 9/21/2015		25,000,000	25,039,050
			57,450,410
U.S. Government Notes—20.0%
United States Treasury Note, 1.25%, due 7/15/2020, Inflation Indexed		527,460,000	612,430,641
United States Treasury Note, 1.375%, due 7/15/2018, Inflation Indexed		533,440,000	608,996,975
United States Treasury Note, 2.875%, due 1/31/2013		483,005,000	490,533,116
United States Treasury Note, 0.125%, due 9/30/2013		300,000,000	299,425,800
United States Treasury Note, 2.125%, due 1/15/2019, Inflation Indexed		214,310,000	256,418,486
United States Treasury Note, 1.00%, due 9/30/2016		200,000,000	203,109,400
United States Treasury Note, 0.625%, due 2/28/2013		200,000,000	200,578,200
United States Treasury Note, 0.125%, due 8/31/2013		200,000,000	199,664,000
United States Treasury Note, 1.125%, due 6/15/2013		175,000,000	176,449,175
United States Treasury Note, 1.00%, due 1/15/2014		100,000,000	101,050,800
United States Treasury Note, 1.375%, due 11/15/2012		100,000,000	100,445,300
United States Treasury Note, 1.125%, due 12/15/2012		100,000,000	100,425,800
United States Treasury Note, 1.375%, due 10/15/2012		100,000,000	100,351,600
United States Treasury Note, 1.375%, due 9/15/2012		100,000,000	100,253,900
United States Treasury Note, 1.50%, due 7/15/2012		100,000,000	100,046,900
United States Treasury Note, 0.375%, due 8/31/2012		100,000,000	100,043,000
			3,750,223,093
Total Government and Agency Securities (Cost: $3,783,172,804)			$3,983,532,258
Total Fixed Income (Cost: $3,992,434,219)			$4,200,168,146

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Par Value		Value
Short Term Investments—6.4%
Canadian Treasury Bills—3.1%
Canadian Treasury Bills, 0.80% - 1.18%, due 7/5/2012 - 11/22/2012 (h) (Cost: $599,153,886)	CAD	600,000,000	$588,230,036
Commercial Paper—0.8%
Wellpoint, Inc., 144A, 0.23% - 0.32%, due 7/16/2012 - 8/13/2012 (g) (h)		55,000,000	54,986,897
Kellogg Co., 144A, 0.18% - 0.20%, due 7/5/2012 - 7/6/2012 (g) (h)		$43,000,000	42,998,883
Toyota Motor Credit Corp., 0.13% - 0.15%, due 7/18/2012 - 7/25/2012 (h)		30,090,000	30,087,188
John Deere Capital Co., 144A, 0.15%, due 7/12/2012 (g) (h)		25,000,000	24,998,854
Total Commercial Paper (Cost: $153,072,328)			153,071,822
Repurchase Agreement—2.5%
Fixed Income Clearing Corp. Repurchase Agreement,
0.1% dated 6/29/2012 due 7/2/2012, repurchase
price $480,444,768, collateralized by Federal Home
Loan Bank Bonds, with rates from 0.220% - 0.350%,
with maturities from 7/17/2013 - 8/8/2013, and with
an aggregate fair value plus accrued interest of
$226,684,860, and by a Federal Home Loan Bank
Discount Note, with a rate of 0.000%, with a maturity
of 6/27/2013, and with a fair value plus accrued
interest of $49,937,500, and by a Federal Home Loan
Mortgage Corp. Bond, with a rate of 4.500%, with a
maturity of 7/15/2013, and with a fair value plus
accrued interest of $67,016,250, and by a United States
Treasury Bill, with a rate of 0.000%, with a maturity
of 6/27/2013 and with a fair value plus accrued
interest of $146,411,590 (Cost: $480,440,765)		480,440,764	480,440,765
Total Short Term Investments (Cost: $1,232,666,979)			$1,221,742,623
Total Investments (Cost: $15,559,811,767)—98.9%			18,605,962,312
Foreign Currencies (Cost: $27,446,020)—0.2%			28,059,285
Other Assets In Excess of Liabilities—0.9%			171,091,463
Total Net Assets—100%			$18,805,113,060

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Foreign domiciled corporation

(d)  Amount rounds to less than 0.1%.

(e)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(f)  Floating Rate Note. Rate shown is as of June 30, 2012.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to abbreviations:

CAD: Canadian Dollar

EUR: Euro

NOK: Norwegian Krone

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (6/30/12) AS COMPARED TO THE MSCI WORLD INDEX12 (UNAUDITED)

					Average Annual Total Returns (as of 6/30/12)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	-8.00%	-8.08%	-1.97%	8.67%	9.70%
MSCI World Index	-5.07%	-4.98%	-2.96%	5.18%	1.89%
Lipper Global Fund Index[13]	-6.55%	-9.45%	-3.02%	5.18%	2.99%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.16%.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

In contrast to the strong March quarter for the equity markets, the June quarter proved very difficult. Once again, fears of some sort of economic calamity in Europe roiled the markets. The Oakmark Global Fund registered a disappointing loss of 8% in the quarter. The MSCI World Index loss was 5% and the Lipper Global Fund Index lost 7%. Despite the June quarter's outcome, the Fund's return for the calendar six months is still positive at 7%. The MSCI World Index has returned 6% for that period and the Lipper Global Fund Index returned 5%. For the Global Fund's fiscal nine months, the returns are 12% for the Fund, 14% for the MSCI World Index and 13% for the Lipper Global Fund Index. As always, we are most pleased to report the Fund's 10% compound annualized rate of return since inception.

The countries that detracted most from the Fund's return in the quarter were Japan, Switzerland and Germany. Only our small positions in the U.K. and the Netherlands generated positive rates of return. The Fund holdings that detracted most were Square Enix (Japan), Credit Suisse (Switzerland), Daimler (Germany), Health Net (U.S.), and Rohm (Japan). The five largest contributors to return in the period were all from the U.S.: Union Pacific, Discovery Communications, Equifax, Oracle and Snap-on.

For the calendar six months, the highest contributing countries were the U.S., Germany and Sweden. Australia led the detractors list, followed by Switzerland and Spain. Snap-on, Discovery Communications, Oracle, Equifax and Daiwa Securities Group (Japan) were the leading contributors. Square Enix, Credit Suisse, Health Net, Rohm and Canon (Japan) detracted most from the six-month return. For the nine months of the Fund's fiscal year, the U.S., Switzerland and Sweden were the leading contributors to return while Japan, Spain and the Netherlands detracted. All five companies that led the contributors' list were American: Snap-on, Equifax, Discovery Communications, MasterCard and Union Pacific. Detractors were Credit Suisse, Rohm, Square Enix, Health Net and Canon.

With two very strong quarters followed by a bad negative period, the past nine months have obviously been quite volatile. The Fund has experienced several periods like this, when exogenous macro factors overwhelm the stock market's ability to bring price and value together in a rational fashion. We always find such periods to be replete with

OAKMARK GLOBAL FUND

opportunity. In the recent market turbulence, U.S.-centric investors may not have realized that U.S. stocks significantly outperformed the rest of the global equity markets. Of course, this makes sense since much of the turbulence has originated in Europe, but the price declines have also been large in Japan and the emerging markets. Withal, we continue our search for value wherever we may find it, and as the next section demonstrates, we continue to find what we believe is exceptional value in Europe.

Credit Suisse was one of the worst performers for the quarter due to a weaker investment banking environment and because of negative comments about Credit Suisse in the Swiss National Bank's (SNB) recent annual Financial Stability report. The SNB indicated that, in order to meet the Basel 3 requirements, Credit Suisse should stop its dividend payments and/or issue equity to more rapidly increase the company's loss-absorbing capital. We found these comments odd since the SNB is not Credit Suisse's regulator. FINMA (Credit Suisse's regulator) is satisfied with Credit Suisse's financial health. Additionally, Credit Suisse has until 2019 to meet Basel 3 requirements, and the head of the SNB even stated that "Credit Suisse's plan corresponds to our assessment, but we'd like to see acceleration." We forecast that Credit Suisse will meet Basel 3 requirements well before 2019. We already know that the Basel 3 requirements for Swiss financial institutions are some of the most stringent in the world, another example of Swiss governmental agencies' extreme conservatism. We take capital strength and solvency very seriously, as it helps protect downside risk when investing. With little exposure to sovereign debt, excellent liquidity and a strong balance sheet that is growing stronger, Credit Suisse's financial strength satisfies our investment criteria.

Portfolio Activity

During the quarter, the U.S. weight grew by almost 4% to 50% of the total portfolio. Rather than by design, this outcome resulted from market action. As always, we do not invest versus a benchmark, so we have no specific intention to rebalance the U.S. back to where it was before. All holdings in the Fund, both current and prospective, compete with one another for space, and the price declines in international markets make the competition more difficult for our U.S. holdings.

We initiated two new positions, Akzo Nobel and Kuehne & Nagel, and exited our investment in SAP. SAP performed well for the Fund, and its sale primarily reflects our recognition that other opportunities were more attractive.

Akzo Nobel has been on our approved list since mid-2008, but two recent events persuaded us to finally add it to the Fund. First, the share price has fallen as the company has experienced demand weakness in Europe, particularly in its consumer-oriented businesses, such as decorative paints. Over the past few years, Akzo Nobel's restructuring program has resulted in increased profitability in its performance coatings and specialty chemicals units, and we think that this trend will continue. Management's endeavors to improve the cost structure of both businesses, as well as its successful price adjustments to encompass raw material inflation, have boosted profitability. Management remains focused on expanding the company and improving the performance of the decorative paints division. Second, we are excited about the appointment of new CEO Ton Büchner, who took over the role in April. Mr. Büchner had been the CEO of Sulzer since 2005, and he enjoyed a strong track record. In recent years, we have become acquainted with Ton and trust that his highly regarded leadership ability will propel Akzo Nobel to greater performance.

Kuehne & Nagel, one of the world's leading freight forwarders, was also added to the approved list in mid-2008. Economic concerns in Europe are once again enabling us to purchase this attractive company for less than 50 cents on the dollar. We're buying Kuehne & Nagel at only a slight premium to the new-idea buy price. The company's freight volumes have grown over 6% per annum during a very tough economic environment, and its market share has moved from number four to number two globally, mostly via organic growth. Freight forwarding is a capital-light, cash-generative business that will benefit from the growth of global trade. We certainly understand that European economic growth has been and will continue to be weak. However, two characteristics make Kuehne attractive. First, a large portion of Kuehne's European business comes from Germany. Second, Kuehne benefits from both European imports and exports, with the latter growing at a double-digit rate despite the problems in Europe.

Hedge Discussion

We continue to believe that the U.S. dollar is undervalued relative to other global currencies. As of quarter-end, approximately 63% of the Fund's Australian dollar, 62% of the Japanese yen, 42% of the Swiss franc and 37% the Swedish krona exposures were hedged.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

Clyde S. McGregor, CFA Portfolio Manager oakgx@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakgx@oakmark.com

June 30, 2012

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Global Diversification—June 30, 2012 (Unaudited)

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2012 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—98.2%
Air Freight & Logistics—3.3%
FedEx Corp. (United States)	Package & Freight Delivery Services	754,600	$69,128,906
Asset Management & Custody Banks—3.4%
Julius Baer Group, Ltd. (Switzerland)	Asset Management	1,988,200	71,764,981
Automobile Manufacturers—6.2%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,944,800	77,611,960
Daimler AG (Germany)	Automobile Manufacturer	1,204,900	53,894,055
			131,506,015
Broadcasting—3.5%
Discovery Communications, Inc., Class C (United States) (a)	Media Management & Network Services	1,454,251	72,843,433
Building Products—0.6%
Assa Abloy AB, Class B (Sweden)	Develops, Designs & Manufactures Security Locks	481,600	13,409,011
Construction & Farm Machinery & Heavy Trucks—1.1%
Fiat Industrial SPA (Italy)	Branded Truck & Tractor Manufacturer	2,324,100	22,764,475
Data Processing & Outsourced Services—4.2%
MasterCard, Inc., Class A (United States)	Transaction Processing Services	208,700	89,763,957
Distillers & Vintners—1.3%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	1,066,400	27,423,757
Diversified Banks—2.4%
Banco Santander SA (Spain) Retail, Commercial & Private Banking & Asset Management	Services	7,659,891	50,610,212

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—98.2% (cont.)
Diversified Capital Markets—2.8%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	3,295,280	$59,923,650
Diversified Chemicals—0.8%
Akzo Nobel NV (Netherlands)	Produces & Markets Chemicals, Coatings & Paints	347,000	16,265,309
Electronic Components—4.9%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	678,000	66,498,030
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	1,789,600	37,388,278
			103,886,308
Electronic Manufacturing Services—2.7%
TE Connectivity, Ltd. (Switzerland)	Electronic Equipment, Instruments & Components	1,785,200	56,965,732
Fertilizers & Agricultural Chemicals—1.6%
Incitec Pivot, Ltd. (Australia)	Fertilizer Manufacturer & Supplier	11,538,500	33,657,501
Health Care Facilities—2.0%
Tenet Healthcare Corp. (United States) (a)	Hospitals & Health Care Facilities	8,044,700	42,154,228
Health Care Services—4.1%
Laboratory Corp. of America Holdings (United States) (a)	Medical Laboratory & Testing Services	946,000	87,609,060
Home Entertainment Software—3.4%
Square Enix Holdings Co., Ltd. (Japan) Develops & Sells Entertainment Software for Video Game	Consoles	4,562,600	71,291,517
Human Resource & Employment Services—2.8%
Adecco SA (Switzerland)	Temporary Employment Services	1,348,400	59,666,860

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—98.2% (cont.)
Industrial Conglomerates—3.1%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	1,140,300	$55,845,986
Smiths Group PLC (United Kingdom)	Global Technology Company	627,700	9,978,192
			65,824,178
Industrial Machinery—4.5%
Snap-on, Inc. (United States)	Tool & Equipment Manufacturer	1,540,700	95,908,575
Investment Banking & Brokerage—3.9%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	22,141,000	82,265,303
Managed Health Care—1.4%
Health Net, Inc. (United States) (a)	Health Care Benefit Manager	1,190,200	28,886,154
Marine—0.9%
Kuehne + Nagel International AG (Switzerland)	Sea, Land & Rail Freight Transportation Businesses	178,200	18,812,243
Movies & Entertainment—2.2%
Live Nation Entertainment, Inc. (United States) (a)	Live Events Producer, Operator, & Promoter	4,947,198	45,415,278
Office Electronics—2.5%
Canon, Inc. (Japan)	Computers & Information	1,332,900	52,775,737
Oil & Gas Exploration & Production—3.1%
Apache Corp. (United States)	Oil & Natural Gas Exploration & Production	506,100	44,481,129
Cimarex Energy Co. (United States)	Oil & Natural Gas Exploration & Production	366,271	20,188,857
			64,669,986
Packaged Foods & Meats—1.3%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	467,300	27,841,558
Railroads—2.3%
Union Pacific Corp. (United States)	Rail Transportation Provider	408,100	48,690,411

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—98.2% (cont.)
Research & Consulting Services—3.6%
Equifax, Inc.
(United States)	Information Management,
	Transaction Processing, Direct
	Marketing & Customer
	Relationship Management	1,626,900	$75,813,540
Semiconductor Equipment—1.9%
Applied Materials, Inc. (United States)	Develops, Manufactures, Markets & Services Semiconductor Wafer Fabrication Equipment	3,580,100	41,027,946
Semiconductors—8.0%
Intel Corp. (United States)	Computer Component Manufacturer & Designer	2,558,200	68,176,030
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing, Analog Technologies & Microcontroller Semiconductors	2,135,900	61,278,971
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	1,066,900	40,641,903
			170,096,904
Specialty Chemicals—3.6%
International Flavors & Fragrances, Inc. (United States)	Manufactures Flavors & Fragrance Products	809,300	44,349,640
Kansai Paint Co., Ltd. (Japan)	Manufactures & Sells a Wide Range of Paints & Related Products	3,042,300	32,388,782
			76,738,422
Systems Software—4.8%
Oracle Corp. (United States)	Software Services	3,449,300	102,444,210
Total Common Stocks (Cost: $1,975,253,825)			$2,077,845,357

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—1.0%
Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.1% dated 6/29/2012 due 7/2/2012, repurchase price $20,311,001, collateralized by a Federal National Mortgage Association Bond, with a rate of 4.375%, with a maturity of 10/15/2015, and with a fair value plus accrued interest of $20,719,088 (Cost: $20,310,832)	$20,310,832	$20,310,832
Total Short Term Investment (Cost: $20,310,832)		$20,310,832

Total Investments (Cost: $1,995,564,657)—99.2%	2,098,156,189
Foreign Currencies (Cost: $1,025,064)—0.0% (b)	1,020,630
Other Assets In Excess of Liabilities—0.8%	16,223,081

Total Net Assets—100%	$2,115,399,900

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (6/30/12) AS COMPARED TO THE MSCI WORLD INDEX12 (UNAUDITED)

	Average Annual Total Returns (as of 6/30/12)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	-8.74%	-5.13%	0.74%	3.99%
MSCI World Index	-5.07%	-4.98%	-2.96%	0.29%
Lipper Global Fund Index[13]	-6.55%	-9.45%	-3.02%	0.34%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.24%.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Global Select Fund declined 9% for the quarter ended June 30, 2012, underperforming the MSCI World Index's loss of 5%. More importantly, the Fund has returned an average of 4% per year since inception, outperforming the MSCI World Index, which has remained unchanged over the same period.

A top contributor to performance for the quarter was U.S.-based eBay, which returned 7.6% during its holding period. We continue to believe eBay is an attractive investment. However, we decided to sell eBay and use the proceeds to purchase JPMorgan Chase because it was trading at a larger discount to our estimate of intrinsic value. The market's overreaction to JPMorgan's trading loss provided an opportunity to own what we think is one of the best financial services firms in the U.S., with over 5,100 branches in more than 20 states. In May, JPMorgan CEO Jamie Dimon announced that the company's Chief Investment Office realized a $2 billion trading loss on a series of derivatives transactions involving credit default swaps. Based on our history with JPMorgan, we consider this circumstance to be very uncharacteristic, as the company has a much better track record than competitors in terms of risk controls and oversight. Since the initial announcement, potential loss estimates from the swaps have increased and are now estimated to be anywhere from $4 billion to $9 billion. While these losses are large and highlight a lapse in controls, it's important to keep perspective. JPMorgan reported a first-quarter profit of $5.4 billion and has indicated that, despite the trading losses, it will be profitable in the second quarter. We believe the market has overreacted to the trading loss. In our view the company's overall health remains strong, and it has sufficient capital to weather this storm, making it a solid investment opportunity for our shareholders, despite the expected losses.

Credit Suisse was one of the worst performers for the quarter due to a weaker investment banking environment and negative comments about the bank in the Swiss National Bank's (SNB) recent annual Financial Stability report. The SNB indicated that, in order to meet the Basel 3 requirements, Credit Suisse should stop its dividend payments and/or issue equity to more rapidly increase the company's loss-absorbing capital. We found these comments odd since the SNB is not

OAKMARK GLOBAL SELECT FUND

Credit Suisse's regulator. FINMA (Credit Suisse's regulator) is satisfied with Credit Suisse's financial health. Additionally, Credit Suisse has until 2019 to meet Basel 3 requirements, and the head of the SNB even stated that "Credit Suisse's plan corresponds to our assessment, but we'd like to see acceleration." We forecast that Credit Suisse will meet Basel 3 requirements well before 2019. We already know that the Basel 3 requirements for Swiss financial institutions are some of the most stringent in the world, another example of Swiss governmental agencies' extreme conservatism. We take capital strength and solvency very seriously, as it helps protect downside risk when investing. With little exposure to sovereign debt, excellent liquidity and a strong balance sheet that is growing stronger, we continue to feel comfortable with Credit Suisse's financial strength.

Another large detractor from Fund performance was Daimler AG, a global automotive manufacturer, which declined 23% in the quarter. We believe the stock suffered due to continued relative underperformance; soft sales in China, as compared to BMW and Audi; investor concerns about the Brazilian and Western European truck business; and worries about the overall global economy. Despite these issues, in its first fiscal quarter Daimler reported higher-than-expected revenue across all business lines except the small buses division. We believe Daimler will benefit over the next few years as it launches new Mercedes models. The Mercedes brand is much later into its model cycle than BMW or Audi, and the company's plans to ramp up the number of new model launches in 2013 should bring better growth and higher profitability. We remain excited about the future prospects for this high-quality company and believe it is trading at a significant discount to intrinsic value.

Geographically, we ended the quarter with our European and Japanese holdings decreasing slightly to 33% and 16%, respectively. The remainder of the Fund's investments, excluding cash, are in North America.

Due to the U.S. dollar's weakness relative to some global currencies, we currently hedge two underlying foreign currencies. At quarter-end, approximately 50% of the Fund's Japanese yen and 42% of the Swiss franc exposures were hedged.

We believe that the Fund is well-positioned to generate favorable long-term results for our fellow shareholders. We thank you for your continued support and confidence.

William C. Nygren, CFA Portfolio Manager oakwx@oakmark.com	David G. Herro, CFA Portfolio Manager oakwx@oakmark.com

June 30, 2012

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Global Diversification—June 30, 2012 (Unaudited)

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2012 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—94.8%
Air Freight & Logistics—5.0%
FedEx Corp. (United States)	Package & Freight Delivery Services	290,000	$26,566,900
Application Software—3.8%
SAP AG (Germany)	Develops Business Software	343,600	20,238,954
Automobile Manufacturers—10.6%
Daimler AG (Germany)	Automobile Manufacturer	640,200	28,635,550
Toyota Motor Corp. (Japan)	Automobile Manufacturer	699,100	27,899,281
			56,534,831
Cable & Satellite—5.7%
Comcast Corp., Class A (United States)	Cable Communication Networks Provider	974,000	30,583,600
Catalog Retail—5.0%
Liberty Interactive Corp., Class A (United States) (a)	Home & Internet Shopping Online Travel	1,520,000	27,040,800
Computer Hardware—4.2%
Dell, Inc. (United States) (a)	Technology Products & Services	1,796,000	22,485,920
Consumer Finance—5.4%
Capital One Financial Corp. (United States)	Credit Card Products & Services Provider	530,000	28,969,800
Distillers & Vintners—4.0%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	826,700	21,259,583
Diversified Capital Markets—4.9%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	1,443,200	26,244,147
Electronic Manufacturing Services—4.6%
TE Connectivity, Ltd. (Switzerland)	Electronic Equipment, Instruments & Components	773,900	24,695,149

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.8% (cont.)
Health Care Equipment—4.6%
Medtronic, Inc. (United States)	Develops Therapeutic & Diagnostic Medical Products	642,000	$24,864,660
Human Resource & Employment Services—5.3%
Adecco SA (Switzerland)	Temporary Employment Services	645,900	28,581,152
Integrated Oil & Gas—4.5%
Cenovus Energy, Inc. (Canada)	Integrated Oil Company	760,000	24,168,000
Investment Banking & Brokerage—5.4%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	7,753,000	28,806,418
Other Diversified Financial Services—5.0%
JPMorgan Chase & Co. (United States)	Global Financial Services & Retail Banking	755,000	26,976,150
Packaged Foods & Meats—3.2%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	283,900	16,914,655
Semiconductors—13.6%
Intel Corp. (United States)	Computer Component Manufacturer & Designer	937,000	24,971,050
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	653,500	24,894,070
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing, Analog Technologies & Microcontroller Semiconductors	810,000	23,238,900
			73,104,020
Total Common Stocks (Cost: $507,596,449)			$508,034,739

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—3.8%
Repurchase Agreement—3.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.1% dated 6/29/2012 due 7/2/2012, repurchase price $20,676,769, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 4.750%, with a maturity of 11/17/2015, and with a fair value plus accrued interest of $16,115,438, and by Federal National Mortgage Association Bonds, with rates from 0.750% - 5.000%, with maturities from 11/24/2015 - 3/15/2016, and with an aggregate fair value plus accrued interest of $4,977,714 (Cost: $20,676,597)	$20,676,597	$20,676,597
Total Short Term Investment (Cost: $20,676,597)		$20,676,597
Total Investments (Cost: $528,273,046)—98.6%		528,711,336
Foreign Currencies (Cost: $341,746)—0.1%		340,916
Other Assets In Excess of Liabilities—1.3%		6,900,793
Total Net Assets—100%		$535,953,045

(a)  Non-income producing security

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

Fellow Shareholders,

Though international share prices started off 2012 with very robust first-quarter performance, volatility and weakness returned in the second quarter. For the three months ended June 30, Oakmark International and Oakmark International Small Cap produced losses. Both strategies underperformed their respective benchmarks for the period, but remained above them year to date and over the longer time periods. (Go to oakmark.com/performance to view Oakmark Fund performance.)

Volatility—tough to stomach, but good for your financial health!

The second quarter was dominated by volatility brought on by macro fears largely surrounding Europe and the eurozone economic situation, but slower growth in the U.S. and the emerging markets also weighed in on people's fears. For a change, events in Japan received almost no attention!

In Europe, markets remain impacted by the inability of eurozone leaders to develop effective economic policies to deal with what ails them: fiscal imbalance and the crying need for supply-side reform. As of late June, there seemed to be a breakthrough on the fiscal front with an agreement on how some of the various rescue funds are to be implemented. While this will impact the situation in the short run, ultimately, southern Europe will need serious supply-side reform. There is some hope here as well, as both Spain and Italy recently passed laws that soften obtrusive labor market policy that created strong disincentive to hire. France seems to be moving backwards, however, with the election of a new government that has promised higher minimum wages and early retirement age.

The emerging-market economies have slowed their rate of growth partially as a result of weak demand for their goods from Europe. Despite this, I feel the EM growth story is still very much intact, even as the current rate of growth slows. China, in particular, has slowed from a growth rate around 9% to one around 7%. However, given the high personal savings rates in China at close to 40% and the low levels of personal consumption, I still believe the long-term China growth story continues, with perhaps the source of growth moving from investment to consumption as some of the pent-up demand for consumer goods begins to get absorbed.

As mentioned, all of this uncertainty has dramatically impacted share prices of global equities in general and European stocks in particular. This is true especially for European financials, industrial and consumer discretionary stocks. However, given the low equity market valuations and the high valuations in most of the developed fixed-income markets, the strong sell-off in stocks seems to be way overdone. Note that the fundamental value of any business is determined by the present value of ALL future cash flow streams. However, "Mr. Market" frequently prices businesses based on short-term macro and political fears. Our task is to incorporate the impact, IF ANY, these fears have on the actual ability of companies to generate current and future cash flow streams, as it is these streams, not political uncertainty that is the key determinant of business value. In most cases, this key number—the present value of all cash flow streams—is at worst mildly impacted by market volatility and thus we are provided with a buying opportunity. Specifically, given that our investment time horizon is one of an investor and NOT a trader, we can take advantage of a weak market environment by investing in what we believe are high-quality businesses at very low prices. Thus, as mentioned before, it becomes a very fertile environment for value investors.

In closing, we appreciate your confidence and patience in these trying times. And we believe that, by executing our value philosophy in a disciplined way, we will continue to generate above-average investment returns over the long term.

David G. Herro, CFA
Portfolio Manager

oakix@oakmark.com

oakex@oakmark.com

June 30, 2012

OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

OAKMARK INTERNATIONAL FUND

Report from David G. Herro and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (6/30/12) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX14 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/12)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	-10.14%	-13.64%	-2.36%	7.05%	9.49%
MSCI World ex U.S. Index	-7.20%	-14.13%	-5.67%	5.57%	5.56%
MSCI EAFE Index[15]	-7.13%	-13.83%	-6.10%	5.14%	5.26%
Lipper International Fund Index[16]	-6.87%	-13.58%	-4.90%	5.73%	6.47%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.06%.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund declined 10% for the quarter ended June 30, 2012, underperforming the MSCI World ex U.S. Index, which lost 7% over the same period. Since its inception in September 1992, the Fund has returned an average of 9% per year, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

The top contributor to the Fund's quarterly performance was Diageo, a global maker and marketer of alcoholic beverages that returned 7%. Diageo's emerging-markets business continues to grow at a good pace, and the company has seen positive effects from product mix and pricing in emerging regions. Momentum in developed markets remains steady overall. Though volume growth in Europe is still challenged, U.S. volumes have been performing better. Diageo will benefit from the continued growth of global spirits, and we remain confident in our investment thesis.

Another top contributor to performance was Meitec, returning 4% for the quarter. Meitec provides high-end outsourcing services to the research and development sector for various industries, including automobile, telecommunication, semiconductors, consumer electronics and industrial machinery. As the economic climate improves and hiring picks up, Meitec is poised to gain market share, especially since many other firms in this niche business went out of business during the global economic crisis. During the quarter, Meitec reported fiscal-year results—the company's revenue growth and operating profit slightly exceeded our estimates, despite utilization rates of only 93.6%, well below the historical average of 97%. The main factor leading to the decreased utilization was a price increase that prompted some customers to not renew their contracts. We believe this decreased utilization is short term and expect it to steadily return to historic levels. Meitec continues to build shareholder value and has consistently returned 100% of earnings to shareholders via buybacks and dividends. We continue to believe Meitec is a solid investment opportunity for our shareholders.

Credit Suisse was one of the worst performers for the quarter, due to a weaker investment-banking environment and because of negative comments about the company in the Swiss National Bank's (SNB) recent annual Financial Stability report.

OAKMARK INTERNATIONAL FUND

The SNB indicated that, in order to meet the Basel 3 requirements, Credit Suisse should stop its dividend payments and/or issue equity to more rapidly increase the company's loss-absorbing capital. We found these comments odd since the SNB is not Credit Suisse's regulator. FINMA (Credit Suisse's regulator) is satisfied with Credit Suisse's financial health. Additionally, Credit Suisse has until 2019 to meet Basel 3 requirements, and the head of the SNB even stated that "Credit Suisse's plan corresponds to our assessment, but we'd like to see acceleration." We forecast that Credit Suisse will meet Basel 3 requirements well before 2019. We already know that the Basel 3 requirements for Swiss financial institutions are some of the most stringent in the world, another example of Swiss governmental agencies' extreme conservatism. We take capital strength and solvency very seriously, as it helps protect downside risk when investing. With little exposure to sovereign debt, excellent liquidity and a strong balance sheet that is growing stronger, Credit Suisse's financial strength satisfies our investment criteria.

Another large detractor from Fund performance was Daimler AG, a global automotive manufacturer, which declined 23% in the quarter. We believe the stock suffered due to continued relative underperformance; soft sales in China, as compared to BMW and Audi; investor concerns about the Brazilian and Western European truck business; and worries about the overall global economy. Despite these issues, during its first quarter Daimler reported higher-than-expected revenue growth across business lines, except for its small buses division. We believe Daimler will benefit over the next few years as it launches new Mercedes models. The Mercedes brand is much later into its model cycle than BMW or Audi, and the company's plans to ramp up new model launches in 2013 should bring better growth and higher profitability. We remain excited about the future prospects for this high-quality company and believe it is trading at a significant discount to intrinsic value.

We sold Treasury Wine Estates from the Fund during the quarter and purchased Willis Group, a global insurance broker. Willis is the third-largest insurance broker worldwide. We believe insurance brokerage is an attractive industry, as it does not bear underwriting risk and requires little capital.

Our geographical composition did not change over the past quarter. Our European holdings remained approximately 73%, our Pacific Rim exposure approximately 25% and our Latin America and North America (Canada) exposure approximately 2%.

We believe many global currencies are overvalued compared to the U.S. dollar, so we defensively hedge the Fund's currency exposure. As of quarter-end, approximately 71% of the Australian dollar, 43% of the Japanese yen, 43% of the Swiss franc and 28% of the Swedish krona exposures were hedged.

We continue to focus on finding what we believe are attractive, undervalued international companies with management teams focused on building shareholder value. We thank you for your support.

David G. Herro, CFA Portfolio Manager oakix@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakix@oakmark.com

June 30, 2012

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Global Diversification—June 30, 2012 (Unaudited)

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2012 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—95.9%
Advertising—2.1%
Publicis Groupe SA (France) (a)	Advertising & Media Services	3,926,300	$179,122,699
Apparel, Accessories & Luxury Goods—1.7%
Cie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	2,550,200	139,311,879
Application Software—1.8%
SAP AG (Germany)	Develops Business Software	2,584,900	152,257,487
Asset Management & Custody Banks—2.4%
Schroders PLC (United Kingdom)	International Asset Management	9,666,600	202,261,798
Automobile Manufacturers—9.1%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	7,039,300	280,920,335
Daimler AG (Germany)	Automobile Manufacturer	6,146,200	274,913,806
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	6,136,500	211,036,949
			766,871,090
Brewers—1.6%
Heineken Holdings NV (Netherlands)	Produces Beers, Spirits, Wines & Soft Drinks	3,038,600	135,817,616
Broadcasting—0.3%
Grupo Televisa SAB (Mexico) (b)	Television Production & Broadcasting	1,305,052	28,032,517
Building Products—1.8%
Assa Abloy AB, Class B (Sweden)	Develops, Designs & Manufactures Security Locks	4,412,800	122,863,957
Geberit AG (Switzerland)	Building Products	136,700	26,889,206
			149,753,163
Commodity Chemicals—1.4%
Orica, Ltd. (Australia)	Produces Industrial & Specialty Chemicals	4,557,200	115,161,373

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.9% (cont.)
Construction & Farm Machinery & Heavy Trucks—2.3%
Fiat Industrial SPA (Italy)	Branded Truck & Tractor Manufacturer	19,395,100	$189,974,303
Construction Materials—2.0%
Holcim, Ltd. (Switzerland)	Produces & Markets Ready-Mixed Concrete, Cement, Clinker & Admixtures	3,075,600	169,633,525
Department Stores—2.1%
PPR (France)	Retails Consumer & Household Products	1,227,500	174,369,180
Distillers & Vintners—1.7%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	5,421,500	139,420,383
Diversified Banks—13.9%
BNP Paribas SA (France)	Commercial Bank	7,401,126	284,121,221
Lloyds Banking Group PLC (United Kingdom) (c)	Banking & Financial Services Provider	560,948,800	273,223,008
Intesa Sanpaolo SPA (Italy) (a)	Banking & Financial Services	183,404,600	259,485,983
Banco Santander SA (Spain)	Retail, Commercial & Private Banking & Asset Management Services	31,677,039	209,295,624
Bank of Ireland (Ireland) (c)	Commercial Bank	1,126,075,200	142,504,727
			1,168,630,563
Diversified Capital Markets—3.5%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	16,081,200	292,431,662
Diversified Chemicals—2.3%
Akzo Nobel NV (Netherlands)	Produces & Markets Chemicals, Coatings & Paints	4,115,478	192,909,288
Electronic Components—2.5%
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	9,968,600	208,263,739

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.9% (cont.)
Food Retail—2.8%
Tesco PLC (United Kingdom)	Food Retailer	29,160,500	$141,599,056
Koninklijke Ahold NV (Netherlands)	Retails Health & Beauty Supplies, Prescriptions Drugs, Wine & Liquor	7,655,500	94,690,797
			236,289,853
Health Care Equipment—1.1%
Olympus Corp. (Japan) (c)	Optoelectronic Products Manufacturer	5,579,000	89,894,940
Human Resource & Employment Services—3.1%
Adecco SA (Switzerland)	Temporary Employment Services	5,860,000	259,305,695
Industrial Conglomerates—4.2%
Koninklijke (Royal) Philips Electronics NV (Netherlands)	Electronics Manufacturer	13,677,496	269,498,954
Smiths Group PLC (United Kingdom)	Global Technology Company	5,226,955	83,089,943
			352,588,897
Industrial Machinery—0.2%
Atlas Copco AB, Series B (Sweden)	International Industrial Equipment Manufacturer	849,300	16,132,826
Insurance Brokers—1.2%
Willis Group Holdings PLC (United Kingdom)	Professional Insurance, Reinsurance, Risk Management, Financial & Human Resource Consulting & Actuarial Services	2,761,109	100,752,867
Investment Banking & Brokerage—3.6%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	82,007,000	304,698,555
Marine—2.4%
Kuehne + Nagel International AG (Switzerland)	Sea, Land & Rail Freight Transportation Businesses	1,919,500	202,638,045

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.9% (cont.)
Multi-line Insurance—2.6%
Allianz SE (Germany)	Insurance, Banking & Financial Services	2,184,500	$218,698,251
Office Electronics—2.6%
Canon, Inc. (Japan)	Computers & Information	5,559,100	220,110,734
Packaged Foods & Meats—2.0%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	2,094,400	124,783,564
Danone SA (France)	Food Products	645,100	40,014,549
			164,798,113
Paper Packaging—2.2%
Amcor, Ltd. (Australia)	Packaging & Related Services	25,654,900	186,167,650
Pharmaceuticals—2.0%
Novartis AG (Switzerland)	Pharmaceuticals	2,205,300	122,910,362
Roche Holding AG (Switzerland)	Develops & Manufactures Pharmaceutical & Diagnostic Products	166,300	28,664,258
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	882,600	20,001,663
			171,576,283
Publishing—2.7%
Thomson Reuters Corp. (Canada)	Electronic Information & Solutions Company	5,572,100	158,553,911
Reed Elsevier PLC (United Kingdom)	Publisher & Information Provider	8,639,200	69,207,446
			227,761,357
Research & Consulting Services—1.0%
Meitec Corp. (Japan)	Software Engineering Services	2,845,800	59,952,801
Experian Group, Ltd. (Ireland)	Credit & Marketing Services	1,426,001	20,111,164
			80,063,965
Security & Alarm Services—3.1%
Secom Co., Ltd. (Japan)	On-Line Centralized Security Services, Home Security Systems, & Home Medical Services	2,947,300	134,395,553
G4S PLC (United Kingdom)	Security Services	28,853,300	126,121,458
			260,517,011

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—95.9% (cont.)
Semiconductors—2.3%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	5,132,700	$195,522,256
Specialty Chemicals—1.6%
Givaudan SA (Switzerland)	Manufactures & Markets Fragrances	139,760	136,866,586
Specialty Stores—1.2%
Signet Jewelers, Ltd. (United Kingdom)	Jewelry Retailer	2,331,200	102,596,112
Trading Companies & Distributors—1.5%
Wolseley PLC (United Kingdom)	Distributes Building Materials & Lumber Products	3,498,000	130,221,485
Total Common Stocks (Cost: $8,433,069,846)			$8,061,423,746
Short Term Investment—3.5%
Repurchase Agreement—3.5%

Fixed Income Clearing Corp. Repurchase Agreement, 0.1% dated 6/29/2012 due 7/2/2012, repurchase price $292,687,158, collateralized by a Federal National Mortgage Association Bond, with a rate of 2.000%, with a maturity of 8/18/2015, and with a fair value plus accrued interest of $36,322,063 and by a United States Treasury Bond with a rate of 4.250%, with a maturity of 8/15/2015, and with a fair value plus accrued interest of $262,219,239 (Cost: $292,684,719)	$292,684,719	292,684,719
Total Short Term Investment (Cost: $292,684,719)		$292,684,719
Total Investments (Cost: $8,725,754,565)—99.4%		8,354,108,465
Foreign Currencies (Cost: $1,581,005)—0.0% (d)		1,578,137
Other Assets In Excess of Liabilities—0.6%		46,503,767
Total Net Assets—100%		$8,402,190,369

(a)  A portion of the security out on loan.

(b)  Sponsored American Depositary Receipt

(c)  Non-income producing security

(d)  Amount rounds to less than 0.1%.

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro and Michael L. Manelli, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM 6/30/02 TO PRESENT (6/30/12) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX17

		Average Annual Total Returns (as of 6/30/12)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	-12.26%	-12.61%	-3.89%	9.16%	9.48%
MSCI World ex U.S. Small Cap Index	-9.18%	-15.75%	-4.94%	8.70%	N/A
MSCI World ex U.S. Index[14]	-7.20%	-14.13%	-5.67%	5.57%	4.42%
Lipper International Small Cap Index[18]	-7.10%	-12.79%	-4.10%	9.83%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/11 was 1.38%.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund declined 12% for the quarter ended June 30, 2012, which was greater than the 9% loss for the MSCI World ex U.S. Small Cap Index. For the past 10 years, the Fund has earned an annualized return of 9%, slightly outperforming the annual return for the index over the same period.

The top-performing stock for the quarter was Sugi Holdings, whose 820 stores make it one of the largest drugstore chains in Japan. Sugi Pharmacy is the only drugstore chain in Japan to have prescription drug-dispensing operations in every store. Roughly two-thirds of revenue comes from sales of prescription drugs, over-the-counter medications and cosmetic and beauty products, with the rest coming from baby products, household wares, food and other items.

Sugi has benefited from Japan's aging society and from an increased percentage of prescriptions being filled away from hospitals. Same-store sales in the prescription business were up more than 24% in the quarter ending February 2012. Sugi also recently announced some restructuring to its pharmacy division, including moving its planning and store development divisions to the holding company in order to increase efficiency. It also launched three separate sales offices run by professional managers in Chubu, Kanto and Kansai, the country's most populous regions. The managers will be responsible for operations for their regions, which will allow the founder and CEO to focus on strategy, merchandising and new store development. We believe this move helps set the business up for sustained success.

Another contributor to the Fund this quarter was Kansai Paint, one of Japan's leading paint companies. Kansai's products are used primarily for automobiles, construction, ships, bridges and residential housing. While Kansai has a strong business in Japan, a significant portion of the company's earnings come from developing countries, including India and South Africa. Kansai is benefiting from accelerated auto manufacturing in Japan, as the country's largest automakers have recovered from the natural disasters that curtailed operations last year. Kansai controls 50% of the auto paint industry in the country and has successfully followed the Japanese auto companies overseas. Management is also endeavoring to increase the company's presence in other parts of

OAKMARK INTERNATIONAL SMALL CAP FUND

the world. For example, the company made two recent acquisitions at attractive prices: Freeworld, a dominant paint company in South Africa and other smaller African countries; and Prakarsa Coatings, an Indonesian paint company that controls 5% of its country's decorating market.

The bottom-performing stock for the quarter was Myer Holdings, Australia's largest department-store group. In May, Myer revised down its profit guidance for the current fiscal year ending July 31. The company expects profit to be no more than 15% below (previous guidance was 10% below) what was realized in fiscal 2011. We think the weaker-than-expected results are being driven by the Australian consumer's continued preference to save and deleverage rather than spend. We do not believe the weak results are due to a Myer-specific issue. We are confident in Myer's strategy as the company continues to bolster its high-margin exclusive brands, invest in online growth and optimize its store footprint. In spite of the challenging short-term conditions the company faces, we continue to think Myer offers significant value.

This quarter we added Konecranes and Randstad Holding to the portfolio. Konecranes is a Finnish engineering company that specializes in overhead lifting equipment, such as workstation cranes, industrial cranes, cranes for shipyards and ports, forklift trucks, load manipulators and other heavy-duty and light lifting equipment. Konecranes markets its machinery under its own name and other brands such as STAHL, Sanma and Verlinde. It also offers custom-made products. The company sells primarily to industrial companies and to harbors and shipyards around the world. In addition, Konecranes is a global leader in maintenance, inspection and repair services. Located in the Netherlands, Randstad is a global provider of HR services and the second-largest staffing organization in the world, operating in 40 countries. We sold our holdings in Alaska Milk, Neopost, Wincor Nixdorf, Binggrae and Media Prima during the quarter.

Geographically, we ended the quarter with our European holdings comprising 54% of the portfolio and with Pacific Rim holdings decreasing slightly to 42% of the portfolio.

Because we continue to believe that the U.S. dollar remains weak against some currencies, we maintained hedge positions on a few of the Fund's currency exposures. At the recent quarter-end, approximately 68% of the Fund's Australian dollar, 59% of the Norwegian krone, 44% of the Swiss franc, 39% of the Japanese yen and 16% of the Swedish krona exposures were hedged.

During these turbulent times we thank you for your patience and support. We will remain steadfast in our pursuit of finding attractive, undervalued foreign companies with management teams dedicated to building shareholder value to add to the Fund.

David G. Herro, CFA Portfolio Manager oakex@oakmark.com	Michael L. Manelli, CFA Portfolio Manager oakex@oakmark.com

June 30, 2012

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Global Diversification—June 30, 2012 (Unaudited)

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2012 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—95.3%
Advertising—1.4%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	719,200	$20,064,002
Air Freight & Logistics—1.3%
Freightways, Ltd. (New Zealand)	Express Package Services	5,990,400	18,221,064
Airport Services—2.7%
BBA Aviation PLC (United Kingdom)	Flight Support & Aftermarket Services & Systems Provider	12,057,900	38,524,366
Asset Management & Custody Banks—8.0%
Julius Baer Group, Ltd. (Switzerland)	Asset Management	1,500,500	54,161,228
Azimut Holding SPA (Italy)	Investment Management Services	3,134,414	32,050,115
MLP AG (Germany)	Asset Management	4,620,830	29,437,104
			115,648,447
Auto Parts & Equipment—8.0%
Toyota Industries Corp. (Japan)	Assembles Motor Vehicles & Manufactures Automotive Parts	1,255,600	35,530,959
Takata Corp. (Japan)	Manufactures & Distributes Automobile Parts & Safety Equipment	1,369,200	29,461,738
Nifco, Inc. (Japan)	Manufactures Synthetic Resinous Fasteners & Plastic Components For Automobiles & Home Electronic Appliances	1,118,300	26,833,044
Autoliv, Inc. (United States)	Develops & Manufactures Automotive Safety Systems	442,200	24,170,652
			115,996,393
Building Products—1.8%
Kaba Holding AG (Switzerland)	Provides Mechanical & Electronic Security Systems	68,200	25,867,355
Construction & Farm Machinery & Heavy Trucks—1.2%
Bucher Industries AG (Switzerland)	Manufactures Food Processing Machinery, Vehicles, & Hydraulic Components	112,920	18,011,998

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.3% (cont.)
Construction Materials—1.9%
Titan Cement Co. SA (Greece) (a)	Cement & Building Materials Producer & Distributor	1,545,321	$27,182,875
Data Processing & Outsourced Services—0.9%
TKC Corp. (Japan)	Accounting, Tax & Law Database Consulting Services	634,800	13,071,631
Department Stores—2.2%
Myer Holdings, Ltd. (Australia)	Department Store Operator	19,237,300	31,798,329
Distillers & Vintners—0.7%
Treasury Wine Estates, Ltd. (Australia)	International Marketing & Distribution of Wine	2,343,500	10,433,785
Diversified Support Services—2.4%
gategroup Holding AG (Switzerland) (a)	Airlines Service Provider	1,233,682	34,833,986
Drug Retail—2.7%
Sugi Holdings Co., Ltd. (Japan)	Drug Store Operator	1,171,000	38,278,889
Electrical Components & Equipment—2.2%
Prysmian SpA (Italy)	Develops, Designs, Produces, Supplies & Installs Cable	2,109,200	31,336,301
Electronic Components—3.4%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	502,500	49,285,044
Electronic Equipment & Instruments—1.8%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	3,337,600	25,432,512
Fertilizers & Agricultural Chemicals—2.9%
Incitec Pivot, Ltd. (Australia)	Fertilizer Manufacturer & Supplier	14,193,200	41,401,191
Food Retail—0.2%
Lawson, Inc. (Japan)	Convenience Store Operator	43,100	3,008,670
Health Care Services—1.9%
Primary Health Care, Ltd. (Australia)	Health Care Service Provider	9,149,200	27,624,396

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.3% (cont.)
Home Entertainment Software—2.5%
Square Enix Holdings
Co., Ltd. (Japan)	Develops & Sells Entertainment
	Software for Video Game
	Consoles	2,285,000	$35,703,572
Home Furnishing Retail—0.2%
Fourlis Holdings SA (Greece) (a)	Home Furnishing Retail and Wholesales Electric & Electronic Appliances	2,314,296	3,016,602
Home Improvement Retail—2.1%
Carpetright PLC (United Kingdom) (a)	Carpet Retailer	2,884,800	30,541,901
Human Resource & Employment Services—4.2%
Michael Page International PLC (United Kingdom)	Recruitment Consultancy Services	4,329,808	25,354,658
Pasona Group, Inc. (Japan)	Placement Service Provider	32,040	22,165,660
SThree PLC (United Kingdom)	Communication & Technology Staffing Services	1,965,700	8,189,031
Brunel International NV (Netherlands)	Recruitment, Temporary Employment, Secondment & Contracting Services	75,300	2,973,113
Randstad Holding N.V. (Netherlands)	Temporary Assignments in Educational, Secretarial & Banking	76,400	2,240,655
			60,923,117
Industrial Conglomerates—2.5%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	741,300	36,305,033
Industrial Machinery—5.4%
Interpump Group SpA (Italy)	Pump & Piston Manufacturer	4,770,378	36,221,457
Duerr AG (Germany)	Automotive Industry Machinery Manufacturer	269,152	16,553,726
Burckhardt Compression Holding AG (Switzerland)	Manufactures Reciprocating Compressors	55,800	14,274,077
Konecranes OYJ (Finland)	Overhead Lifting Equipment & Maintenance Services	423,700	11,088,451
			78,137,711

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.3% (cont.)
Investment Banking & Brokerage—0.8%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	2,057,800	$11,584,537
IT Consulting & Other Services—5.8%
Atea ASA (Norway)	Management & IT Consulting Services	5,101,000	44,804,661
Alten, Ltd. (France) (b)	Consulting & Engineering Services	833,200	23,065,305
Altran Technologies SA (France) (a)	Engineering & Technology Consulting Company	3,740,700	16,388,599
			84,258,565
Life Sciences Tools & Services—0.3%
Tecan Group AG (Switzerland) (a)	Manufactures & Distributes Laboratory Automation Components & Systems	66,900	4,616,710
Motorcycle Manufacturers—2.2%
Yamaha Motor Co., Ltd. (Japan)	Motorcycle Manufacturer	3,292,500	31,098,236
Office Electronics—2.0%
Konica Minolta Holdings, Inc. (Japan)	Manufactures Photo Films for Medical, Printing, Office & General Use	3,667,700	28,585,439
Oil & Gas Equipment & Services—0.1%
Fugro NV (Netherlands)	Collector, Processor & Interpreter of Geological Data	35,500	2,144,281
Packaged Foods & Meats—2.6%
Goodman Fielder, Ltd. (Australia)	Produces Food Products	67,274,200	37,870,312
Photographic Products—1.6%
Vitec Group PLC (United Kingdom)	Photo Equipment & Supplies	2,145,559	22,597,813
Real Estate Services—2.6%
LSL Property Services PLC (United Kingdom)	Residential Property Service Provider	10,375,000	37,900,367

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.3% (cont.)
Research & Consulting Services—0.3%
Cision AB (Sweden) (a)	Business & Communication Intelligence	627,820	$4,265,667
Soft Drinks—1.4%
Britvic PLC (United Kingdom)	Soft Drink Manufacturer & Marketer	3,975,000	20,537,761
Specialty Chemicals—6.1%
Kansai Paint Co., Ltd. (Japan)	Manufactures & Sells a Wide Range of Paints & Related Products	3,760,100	40,030,589
Taiyo Holdings Co., Ltd. (Japan)	Manufactures & Sells Resist Inks	1,032,700	25,825,574
Sika AG (Switzerland)	Manufactures Construction Materials	11,450	22,051,941
			87,908,104
Specialty Stores—0.4%
JJB Sports PLC (United Kingdom) (a)	Sportswear & Sports Equipment Retailer	40,500,000	6,263,626
Technology Distributors—2.1%
Premier Farnell PLC (United Kingdom)	Distributes Electronic Components & Equipment	11,237,800	30,483,361
Trading Companies & Distributors—2.5%
Travis Perkins PLC (United Kingdom)	Markets & Distributes Products to the UK Construction & Building Trade Industry	2,211,300	33,610,646
Bunzl PLC (United Kingdom)	Outsourcing Solutions & Service Oriented Distribution	124,800	2,038,603
			35,649,249
Total Common Stocks (Cost: $1,519,752,626)			$1,376,413,198

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2012 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—3.5%
Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.1% dated 6/29/2012 due 7/2/2012, repurchase price $51,120,999 collateralized by a Federal National Mortgage Association Bond, with a rate of 2.000%, with a maturity of 8/18/2015, and with a fair value plus accrued interest of $52,144,550 (Cost: $51,120,573)	$51,120,573	$51,120,573
Total Short Term Investment (Cost: $51,120,573)		$51,120,573
Total Investments (Cost: $1,570,873,199)—98.8%		1,427,533,771
Foreign Currencies (Cost: $608,632)—0.1%		606,269
Other Assets In Excess of Liabilities—1.1%		16,575,284
Total Net Assets—100%		$1,444,715,324

(a)  Non-income producing security

(b)  A portion of the security out on loan.

OAKMARK INTERNATIONAL SMALL CAP FUND

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in a Fund's prospectus and summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this letter, and are subject to change without notice.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Funds does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase with the exception of the Oakmark Fund, Oakmark Select Fund and Oakmark Equity & Income Fund which do not impose a redemption fee. To obtain the most recent month-end performance data, visit oakmark.com.

Current and future portfolio holdings are subject to risk.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because both Oakmark Select Fund and Oakmark Global Select Fund are non-diversified, the performance of each holding in those Funds will have a greater impact on the Funds' total returns, and may make the Funds' returns more volatile than a more diversified fund.

The Oakmark Equity and Income Fund closed to certain new investors as of 5/13/10.

Oakmark Equity and Income Fund may invest in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility. An economic downturn could severely disrupt the market in medium- or lower-grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities presents risks that in some ways may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

  1.   Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2.   Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

  4.  The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

THE OAKMARK FUNDS

  5.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

  6.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

  7.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  8.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  9.  The Barclays Capital U.S. Government / Credit Bond Index is a benchmark index made up of the Barclays Capital U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

  10.  The quoted passages by Gillian Tett are taken from "Repression on bonds heralds masochism" published by Financial Times on May 10, 2012.

  11.  The quoted passages by Burton Malkiel are taken from "Bond buyers should be mindful of history" published by Financial Times on June 11, 2012.

  12.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  13.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

  14.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  15.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  16.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  17.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  18.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

THE OAKMARK FUNDS

The Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with less emphasis on the stock's current price than a value mutual fund would have.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors typically do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" (e.g. "12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
Allan J. Reich
Steven S. Rogers
Kristi L. Rowsell
Burton W. Ruder
Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer
Robert M. Levy—Executive Vice President
Henry R. Berghoef—Vice President
John N. Desmond—Vice President
Richard J. Gorman—Vice President, Chief Compliance
  Officer and Assistant Secretary
Kevin G. Grant—Vice President
Thomas E. Herman—Principal Financial Officer
David G. Herro—Vice President
John J. Kane—Treasurer
Michael L. Manelli—Vice President
Clyde S. McGregor—Vice President
Michael J. Neary—Vice President
William C. Nygren—Vice President
John R. Raitt—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President and Secretary
Robert A. Taylor—Vice President
Andrew J. Tedeschi—Assistant Treasurer

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, a new account application, forms or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-8327.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of shares redeemed within 90 days of purchase with the exception of the Oakmark Fund, Oakmark Select Fund and Oakmark Equity & Income Fund which do not impose a redemption fee.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member FINRA. Date of first use: July 2012.